As filed with the Securities and Exchange Commission on October 28, 2021
Securities Act Registration No. 002-91215
Investment Company Act Registration No. 811-04024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 63 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 61 (X)
Check appropriate box or boxes
Prudential Investment Portfolios 6
Exact name of registrant as specified in charter
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
1-800-225-1852
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street, 17 th Floor
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
__ immediately upon filing pursuant to paragraph (b)
X on (October 29, 2021) pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PGIM California Muni Income Fund

PROSPECTUS — October 29, 2021
Objective
Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital.
PGIM CALIFORNIA MUNI INCOME FUND
A: PBCAX	C: PCICX	Z: PCIZX	R6: PCIQX

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery
As with all mutual funds, the Securities and
Exchange Commission (SEC) has not approved or
disapproved the Fund's shares, nor has the SEC
determined that this prospectus is complete or
accurate. It is a criminal offense to state
otherwise.
Mutual funds are distributed by Prudential Investment
Management Services LLC (PIMS), member SIPC. PGIM Fixed
Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies.
© 2021 Prudential Financial, Inc. and its related entities. The
Prudential logo and the Rock symbol are service marks of
Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents
3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
8	MANAGEMENT OF THE FUND
8	BUYING AND SELLING FUND SHARES
9	TAX INFORMATION
9	PAYMENTS TO FINANCIAL INTERMEDIaries
10	MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
10	INVESTMENT STRATEGIES AND INVESTMENTS
14	RISKS OF INVESTING IN THE FUND
19	HOW THE FUND IS MANAGED
19	BOARD OF TRUSTEES
19	MANAGER
19	SUBADVISER
20	PORTFOLIO MANAGERS
21	DISTRIBUTOR
21	DISCLOSURE OF PORTFOLIO HOLDINGS
22	FUND DISTRIBUTIONS AND TAX ISSUES
22	DISTRIBUTIONS
23	TAX ISSUES
24	IF YOU SELL OR EXCHANGE YOUR SHARES
26	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
26	HOW TO BUY SHARES
38	HOW TO SELL YOUR SHARES
40	HOW TO EXCHANGE YOUR SHARES
44	FINANCIAL HIGHLIGHTS
48	GLOSSARY
49	APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below.You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $100,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 28 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 49 of the Fund's Prospectus and in Rights of Accumulation on page 58of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%*	1.00%**	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None***	None
*Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
**Class C shares are sold with a CDSC of 1.00% on sales made within 12 months of purchase.
***Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z	Class R6
Management fee	0.38%	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.14%	0.19%(1)	0.19%	0.19%(1)
Total annual Fund operating expenses	0.77%	1.57%	0.57%	0.57%
Fee waiver and/or expense reimbursement	(0.09)%	(0.09)%	(0.18)%	(0.19)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement (2)	0.68%	1.48%	0.39%	0.38%
(1) Other expenses have been updated from the most recent annual report to reflect current expenses.
(2) PGIM Investments LLC (PGIM Investments) has contractually agreed, through December 31, 2022, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.39% of average daily net assets for Class Z shares and 0.38% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to December 31, 2022 without the prior approval of the Fund's Board of Trustees.
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on
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your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
If Shares Are Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$392	$554	$730	$1,240
Class C	$251	$487	$847	$1,644
Class Z	$40	$164	$300	$696
Class R6	$39	$163	$299	$695
If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$392	$554	$730	$1,240
Class C	$151	$487	$847	$1,644
Class Z	$40	$164	$300	$696
Class R6	$39	$163	$299	$695
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund invests primarily in California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes (collectively called “California obligations”). In conjunction with the Fund’s investment objective, the Fund may invest in debt obligations with the potential for capital gain. The Fund may invest in California obligations, the interest and/or principal payments on which are insured by bond insurers or other parties.
As a fundamental policy of the Fund, the Fund invests, under normal circumstances, so that at least 80% of the income from the Fund’s investments will be exempt from California state and federal income taxes or the Fund will invest at least 80% of its investable assets in California obligations. The Fund’s investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund, under normal conditions, invests at least 70% of its investable assets in “investment grade” municipal debt obligations. Investment grade municipal debt obligations are bonds rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or BBB- or higher by S&P Global Ratings (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), and unrated debt obligations that the subadviser believes are comparable in quality. The Fund, under normal conditions, may also invest up to 30% of its investable assets in high yield municipal debt obligations or junk bonds. High yield or junk bonds are rated below Baa3 by Moody's and below BBB- by S&P, or comparably rated by another NRSRO, and are considered speculative.
Although the Fund may invest in instruments of any duration or maturity, the Fund, under normal conditions, seeks to maintain a weighted average portfolio duration of six years or less. The Fund's weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the
4PGIM California Muni Income Fund

subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
California Municipal Bonds Risk. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters (including but limited to the risk of earthquakes, climate change, flooding and wildfires) or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole, including those described in the SAI under “California Concentration”). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
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Insured Municipal Bonds Risk. The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.”When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Liquidity Risk. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of
6PGIM California Muni Income Fund

securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Municipal Bonds Risk. Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund's yield or the value of the Fund's investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund's investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.
The Fund’s total returns prior to April 1, 2020 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies. The table compares the Fund’s performance to the Bloomberg California 1-15 Year Municipal Intermediate Index, the Fund's benchmark. Since the Bloomberg California 1-15 Year Municipal Intermediate Index inception date is October 31, 2016, the table also compares to the Fund's performance to the Bloomberg Municipal Bond Index.
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Best Quarter:		Worst Quarter:
4.91%	2nd Quarter 2011	-4.29%	4th Quarter 2016

[1] The total return for the Fund's Class Z shares from January 1, 2021 to	September 30, 2021	was	0.58%
Average Annual Total Returns % (including sales charges) (as of 12-31-20)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A shares	-0.03%	2.47%	4.19%	-
Class C shares	1.49%	2.33%	3.74%	-
Class R6 shares	3.66%	N/A	N/A	4.01%	10-26-17
Class Z Shares % (as of 12-31-20)
Return Before Taxes	3.65%	3.38%	4.78%	-
Return After Taxes on Distributions	3.65%	3.37%	4.75%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.33%	3.37%	4.61%	-
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-20)
Bloomberg California 1-15 Year Municipal Intermediate Index	4.45%	N/A	N/A	-
Bloomberg Municipal Bond Index	5.21%	3.91%	4.63%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Robert Tipp, CFA	Managing Director & Chief Investment Strategist	October 2004
		Susan M. Courtney*	Managing Director and Head of PGIM Fixed Income's Municipal Bond Team	April 2005
		Lee Friedman, CFA	Principal & Portfolio Manager	March 2014
		John Dittemer	Vice President & Portfolio Manager	March 2014
*Ms. Courtney has announced her intention to retire on or about December 2021.
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R6
Minimum initial investment	$1,000	$1,000	None	None
8PGIM California Muni Income Fund

	Class A*	Class C*	Class Z*	Class R6
Minimum subsequent investment	$100	$100	None	None
* Certain share classes are generally closed to investments by new group retirement plans. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
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MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENT STRATEGIES AND INVESTMENTS
The Fund’s investment objective is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. In conjunction with its investment objective, the Fund may invest in debt obligations with the potential for capital gain.
In pursuing its objective, the Fund invests primarily in California obligations, including California state and local municipal bonds, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes. As a fundamental policy of the Fund, the Fund invests, under normal circumstances, so that at least 80% of the income from the Fund’s investments will be exempt from those taxes or the Fund will have at least 80% of its investable assets invested in California obligations. The Fund, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See “Fund Distributions and Tax Issues—Distributions.”
Municipal Bonds
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer’s general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. The subadviser may also invest in obligations the interest and/or principal payments on which are insured by bond insurers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality.
The Fund, under normal conditions, invests at least 70% of its investable assets in “investment grade” municipal debt obligations. Investment grade municipal debt obligations are bonds rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or BBB- or higher by S&P Global Ratings (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), and unrated debt obligations that the subadviser believes are comparable in quality.
10PGIM California Muni Income Fund

The Fund, under normal conditions, may also invest up to 30% of its investable assets in high yield municipal debt obligations or junk bonds. High yield or junk bonds are rated below Baa3 by Moody's or below BBB- by S&P, or comparably rated by another NRSRO, and are considered speculative.
In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but we will take this into consideration in deciding whether the Fund should continue to hold the obligation. A description of bond ratings is contained in the SAI.
In determining which securities to buy and sell, the subadviser considers, among other things, fundamental research, yield, maturity, issue, and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The subadviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The subadviser will also consider claims-paying ability with respect to insurers of municipal bonds. The subadviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.
Although the Fund may invest in instruments of any duration or maturity, the Fund, under normal conditions, seeks to maintain a weighted average portfolio duration of six years or less. The Fund's weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions.
Duration is a measure of the sensitivity of the price of a security to changes in interest rates. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of six years, its value can be expected to fall about 6% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 6% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.
The Fund’s investment objective and policy of investing so that at least 80% of the income from the Fund’s investments will be exempt from California state and federal income taxes or at least 80% of its investable assets will be invested in California obligations are fundamental policies that cannot be changed without shareholder approval. The Fund’s Board can change investment policies of the Fund that are not fundamental without shareholder approval.
Floating Rate Bonds
The Fund may invest in floating rate bonds. Floating rate bonds are bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate.
Variable Rate Bonds
The Fund may invest in variable rate bonds, which are bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Fund to demand full payment of the bond on short notice. At times the Fund may receive an amount that may be more or less than the amount paid for the bond.
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Inverse Floaters
The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating or adjustable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.
The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. While such inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund's restrictions on borrowings.
Secondary Inverse Floaters
The Fund may invest in secondary inverse floaters, which are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.
Zero Coupon Bonds
The Fund may invest in zero coupon bonds. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value).
Municipal Lease Obligations
The Fund may invest in municipal lease obligations including Certificates of Participation. Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.
Municipal Asset-Backed Securities
The Fund may invest in municipal asset-backed securities. A municipal asset-backed security is a type of pass-through instrument structured as a loan or note that pays interest that is eligible for exclusion from federal and state income taxation based upon the income from a collateralized underlying municipal bond or pool of municipal bonds.
Unrated Securities and Obtaining Securities Ratings
The Fund may invest in municipal securities which are not rated if, based upon a credit analysis by the subadviser, the subadviser believes that the securities are of comparable quality to other municipal securities that the Fund may purchase. In determining the suitability for investment in a particular unrated security, the subadviser will take into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, the existence of other rated securities of the issuer, any credit enhancement by virtue of a letter of credit or other financial guaranty deemed suitable by the subadviser and other factors as may be relevant including comparability to other issuers. The Fund may obtain a rating for unrated securities that the Fund owns if, in the subadviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from an NRSRO. Assets of the Fund may be used to pay an NRSRO in connection with obtaining such ratings.
When-Issued and Delayed-Delivery Securities
The Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund purchases delayed-delivery securities, the price and interest rate are fixed at the time of purchase. For both when-issued and delayed-delivery securities, delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its investable  assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, or in high-quality obligations of U.S. or non-U.S. banks and corporations, and may hold up to 100% of its investable  assets in cash or cash equivalents.
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Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. Investing heavily in these securities is inconsistent with and limits the Fund's ability to achieve its investment objective, but may help to preserve the Fund's assets.
Investments in Affiliated Funds
The Fund may invest its assets in affiliated funds, including exchange-traded funds, that are registered investment companies under the Investment Company Act of 1940 (the 1940 Act). The Fund can invest its free cash balances in affiliated short-term bond funds and/or money market funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds. The affiliated short-term bond funds and money market funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for both the Fund and the affiliated short-term bond funds and money market funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.
Derivative Strategies
Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund may use various derivative strategies to try to improve the Fund's returns. The subadviser may also use hedging techniques to try to protect the Fund's assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.
Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.
Securities Lending
Consistent with applicable regulatory requirements, the Fund may lend portfolio securities with a value up to 33 1∕3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.
Other Investments
In addition to the strategies and securities discussed above, the Fund may use other strategies or invest in other types of securities as described in the Statement of Additional Information (SAI). The Fund might not use all of the strategies or invest in all of the types of securities as described in the Prospectus or in the SAI.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
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Principal Strategies: Investment Limits
■California Municipal Obligations: At least 80% of investable assets under normal circumstances
■Investment grade municipal debt obligations: At least 70% of investable assets under normal conditions
■High yield municipal debt obligations: Up to 30% of investable assets under normal conditions

Certain Non-Principal Strategies: Investment Limits
■Municipal Lease Obligations: Percentage varies
■When issued and delayed delivery securities: Percentage varies
■Zero coupon municipal bonds: Percentage varies
■Inverse floaters/secondary inverse floaters: Percentage varies
■Derivatives (including swaps): Up to 25% of net assets
■Illiquid Investments: Up to 15% of net assets
■Variable/floating rate bonds: Percentage varies
■Municipal Asset Backed Securities: Percentage varies

RISKS OF INVESTING IN THE FUND
The order of the below risk factors does not indicate the significance of any particular risk factor.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
California Municipal Bonds Risk. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters (including but limited to the risk of earthquakes, climate change, flooding and wildfires) or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole, including those described in the SAI under “California Concentration”). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers or issuers of securities in which the Fund invests.
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Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.
The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Insured Municipal Bonds Risk. The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.”When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Inverse Floaters and Secondary Inverse Floaters Risk. Inverse floaters have particularly high market risk and may fluctuate in value more dramatically than other debt securities when interest rates change. Inverse floaters are also subject to credit risk, interest rate risk, illiquidity risk and tax risk. Secondary inverse floaters are subject to the additional risks associated with municipal asset-backed securities.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning.
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The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund.Certain of these entities may use predetermined, nondiscretionary mathematical formulas in their investment process that may result in large-scale asset flows into and out of the Fund. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Such redemptions may cause the Fund to have to sell securities at inopportune times or prices. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle. To the extent a large shareholder in the Fund is an entity subject to domestic and/or international regulations governing banking, insurance,or other financial institutions, changes in those regulations (e.g., capital requirements) or in the shareholder’s financial status may cause or require the shareholder to redeem its investment in the Fund when it otherwise would not choose to redeem that investment. It is also possible that a significant redemption could result in an increase in Fund expenses on account of being spread over a smaller asset base, and therefore make it more difficult for the Fund to implement its investment strategy. Large redemptions could also result in tax consequences to shareholders. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Liquidity Risk. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
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Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Municipal Asset-Backed Securities Risk. Municipal asset-backed securities bear the risk that the underlying municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments. Some municipal asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk. Municipal asset-backed securities are subject to interest rate risk, credit risk and market risk. These securities are also subject to prepayment risk, which is the risk that the underlying municipal bonds may be prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding securities.
Municipal Bonds Risk. Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund's yield or the value of the Fund's investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund's investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.
Municipal Lease Obligations Risk. Municipal lease obligations are typically not subject to the statutory and constitutional requirements of other municipal securities, including voter approval and debt limits. Because municipal lease obligations generally are backed by revenues from a particular source or depend on future appropriations by municipalities and are not obligations of their issuers, they are typically less secure than most municipal obligations. Many municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate funds for future lease payments. Non-appropriation lease obligations are secured only by the leased property, and disposition of the property in the event of foreclosure could prove difficult. Municipal lease obligations may not have an active trading market, which may make it difficult for the Fund to sell them quickly or at an attractive price.
Puerto Rican Municipal Securities Risk. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social, environmental and economic conditions in Puerto Rico. Puerto Rico has experienced a significant economic downturn since 2006, and continues to face fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Certain issuers of Puerto Rico municipal securities have filed for bankruptcy or failed to make payments on obligations that have come due, and additional missed payments, defaults or both may be likely to occur in the future. There can be no assurance that issuers of Puerto Rico municipal securities will be able to satisfy future debt obligations. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for the debt, which increases the likelihood that the rating will be lowered further or discontinued. Further defaults or downgrades may place additional strain on the Puerto Rican economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rico municipal securities. Future legislation, including legislation that would allow Puerto
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Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.
These challenges and uncertainties have been exacerbated by recent natural disasters that have struck Puerto Rico, including successive hurricanes in 2017 and a series of earthquakes in late 2019 and early 2020. These natural disasters have caused significant damage to Puerto Rico’s infrastructure and may continue to cause damage. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, during which time Puerto Rico is likely to continue to experience an uncertain economic state. It is unknown what impact these recent natural disasters—or any future ones—will have on the political, social, environmental and economic conditions in Puerto Rico.
Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral generally is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
Tax Risk. Municipal bonds are subject to tax risk. This is the risk that federal income tax rates may decrease, which could decrease the demand for municipal bonds, or that a change in the law may limit or eliminate the exemption of interest on municipal bonds from such taxes. In addition, the income from municipal bonds could be declared taxable because of non-compliant conduct of an issuer.
Variable and Floating Rate Bonds Risk. Variable and floating rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero Coupon Municipal Bonds Risk. Zero coupon municipal bonds generate “phantom income” for the Fund for tax purposes, although no income is paid. These bonds are subject to the same risks as municipal bonds but are typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund’s investment strategies and risks appears in the SAI.
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HOW THE FUND IS MANAGED
BOARD OF TRUSTEES
The Fund is overseen by a Board of Trustees (hereafter referred to as Trustees, or the Board). The Board oversees the actions of the Manager, subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
PGIM Investments LLC (PGIM Investments)
655 Broad Street
Newark, NJ 07102-4410
Under a management agreement with the Fund, PGIM Investments manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended August 31, 2021, the Fund paid PGIM Investments management fees (net of waivers, as applicable) at the effective rate of 0.38% of the Fund's average daily net assets for all share classes.
PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. As of September 30, 2021 PGIM Investments, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $370.3 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Fund's subadviser and recommending its termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
PGIM Investments and the Fund operate under an exemptive order (the Order) from the SEC that generally permits PGIM Investments to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Annual Report to shareholders dated August 31.
SUBADVISER
PGIM, Inc. (PGIM)is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential) that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. As of September 30, 2021, PGIM managed approximately $1.514 trillion in assets.
PGIM Fixed Income is the primary public fixed income asset management unit of PGIM, with $964.4 billion in assets under management as of September 30, 2021 and is the unit of PGIM that provides investment advisory services to the Fund.*
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PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgage-backed and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
*PGIM Fixed Income's assets under management includes the assets under management of PGIM Limited, an indirect wholly-owned subsidiary of PGIM.
PORTFOLIO MANAGERS
Robert Tipp, CFA, Susan M. Courtney, Lee Friedman, CFA, and John Dittemer are jointly and primarily responsible for the day-to-day management of the Fund.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co-managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the Firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Susan M. Courtney is a Managing Director and Head of PGIM Fixed Income's Municipal Bond Team. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the municipal bond mutual funds. Ms. Courtney joined the Firm in 2005 from GE Asset Management (GE), where she spent ten years as a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney received a BA in Economics from Hartwick College and an MBA in Finance from Fordham University.
Note: Ms. Courtney has announced her intention to retire in December 2021.
Lee Friedman, CFA, is a Principal and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. Mr. Friedman focuses on taxable municipal bonds. Prior to assuming this position, Mr. Friedman assisted in managing tax-exempt and taxable municipal assets for retail funds, institutional clients, and affiliated accounts on the Municipal Bond Team. Prior to that, he was an Associate for PGIM Fixed Income’s Credit Research Group where he covered higher education, not-for-profits (501c3), state and local government obligations, and transportation bonds, and also supported the senior municipal credit analysts. Previously, Mr. Friedman held positions in both the Firm’s Asset Liability and Risk Management Group and PGIM Fixed Income, where he supported the attribution and forecasting processes. Prior to joining the Firm in 2003, Mr. Friedman was an auditor at The Vanguard Group. He received a BS in Finance with High Distinction from Pennsylvania State University. Mr. Friedman holds the Chartered Financial Analyst (CFA) designation.
John Dittemer is Vice President and Portfolio Manager for PGIM Fixed Income’s Municipal Bond Team. Mr. Dittemer assists in managing tax-exempt and taxable municipal assets for retail funds, institutional clients, and affiliated accounts. Previously, as a member of the Portfolio Analysis Group, Mr. Dittemer provided analytical support to Prudential Fixed Income's municipal bond, money market, and affiliated account teams. Earlier, he was a team supervisor in money market operations, and a performance reporting specialist for the affiliated accounts team. Mr. Dittemer received a BS in Management with a concentration in Finance from Kean University, and an MS in Management with concentration in Finance from the New Jersey Institute of Technology.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
20PGIM California Muni Income Fund

DISTRIBUTOR
Prudential Investment Management Services LLC (“PIMS” or the “Distributor”) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgim.com/investments.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice and information concerning state or local taxes, please speak with your tax adviser.
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns a City XYZ bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be exempt from federal income taxes, as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal income tax purposes. As mentioned, at least 80% of the Fund's assets will be invested in such obligations during normal market conditions. Dividends attributable to the interest on taxable bonds held by the Fund, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Events occurring after the date of issuance of a bond or after the Fund’s acquisition of a bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt.
As we mentioned before, the Fund will concentrate its investments in California obligations. In addition to being exempt from federal income taxes, Fund dividends are exempt from California state personal and corporate income taxes (but not from California franchise taxes) if the dividends are derived from interest payments on California obligations and as long as 50% or more of the value of the Fund’s total assets are obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law. Dividends attributable to the interest on taxable bonds held by the Fund, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax.
Some shareholders may be subject to federal alternative minimum tax liability AMT. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. These rules could make you liable for the AMT.
The Fund also distributes any net realized capital gains to shareholders.
For your convenience, the Fund’s distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about other shareholder services, see “Additional Shareholder Services” in the following section.
22PGIM California Muni Income Fund

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Net Investment Income	Declared daily and paid monthly
Short-Term Capital Gains	Declared and paid annually
Long-Term Capital Gains	Declared and paid annually
*Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and net realized capital gains, if any, to shareholders. Dividends generally will be exempt from federal income taxes. However, if the Fund invests in taxable obligations, it will pay dividends that are not exempt from those income taxes.
Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate U.S. shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.
Corporate shareholders are generally not eligible for the dividends-received deduction in respect of dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.
A U.S. shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
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Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-U.S. Shareholders
For a discussion regarding the taxation of non-U.S. shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

24PGIM California Muni Income Fund

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 8 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-U.S. checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A*	Retail investors
Class C*	Retail investors
Class Z*	Certain group retirement plans, institutional investors and certain other investors
Class R6	Certain group retirement plans, institutional investors and certain other investors
* The Fund’s Class A, Class C and Class Z shares are generally closed to investments by new group retirement plans. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
Multiple share classes let you choose a cost structure that meets your needs:
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Class A shares purchased in amounts of less than $500,000 require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1.00%. The CDSC is waived for certain retirement and/or benefit plans.
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Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a CDSC of 1.00% if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
26PGIM California Muni Income Fund

When choosing a share class, you should consider the following factors:
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The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
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The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
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The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
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Class C shares purchased in single amounts greater than $500,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
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If you purchase Class Z shares through a broker acting solely as an agent on behalf of its customers pursuant to an agreement with PIMS, the broker may charge you a commission in an amount determined and separately disclosed to you by the broker.
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Because Class Z and Class R6 shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase such share classes.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. Certain financial intermediaries through which you may purchase shares of the Fund may impose their own investment minimums, fees, policies and procedures for purchasing, exchanging and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult your financial intermediary about share class availability and the intermediary’s policies, procedures and other information. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. See “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” for additional information. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A*	Class C*	Class Z*	Class R6
Minimum purchase amount	$1,000	$1,000	None	None
Minimum amount for subsequent purchases	$100	$100	None	None
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial and subsequent investment for AIP accounts is $50 monthly (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). In addition, the minimum initial and subsequent investment requirements do not apply with respect to Class A and Class C shares when offered at NAV on fee-based programs, mutual fund “wrap” or asset allocation programs, mutual fund “supermarket” programs, and group retirement plans.
° If the value of your Class A, Class C or Class Z shares account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts
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with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares— Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, and Class C shares is 0.25%. The distribution fee for Class A shares is limited to 0.25% (including up to 0.25% as a service fee). Class C shares pay a distribution fee (in addition to the 0.75% service fee) of 0.25%.
* The Fund’s Class A, Class C and Class Z shares are generally closed to investments by new group retirement plans. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
Closure of Certain Share Classes to New Group Retirement Plans
Effective June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R and Class Z shares, as applicable, were closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges in the Fund. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class R6 shares, Class R4 shares, or Class R2 shares of the Fund, as applicable. A short-term investment in a PGIM affiliated money market fund shall not be deemed a new group retirement plan investment for purposes of this policy.
In addition, on the Effective Date, the Class R shares of any fund were closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class R6 shares of the Fund, as applicable, subject to share class eligibility. Following the Effective Date, no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.
	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change
However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of the Fund, as applicable:
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Eligible group retirement plans that are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
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Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
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Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan or its financial intermediary or other agenthas or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
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New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
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The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
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Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
28PGIM California Muni Income Fund

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. The table below shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.25%	2.30%	2.25%
$500,000 to $4,999,999**	None	None	1.00%
$5,000,000 to $9,999,999**	None	None	0.50%
$10,000,000 and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.
** If you invest $500,000 or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
*** The Dealer Reallowance is the amount that is paid by the Fund’s distributor to the financial intermediary responsible for the sale of the Fund’s shares. For more information, please see “How Financial Intermediaries are Compensated for Selling Fund Shares” in this section of the Prospectus.
To satisfy the purchase amounts above, you can:
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Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine the value of a new purchase of Class A shares of any PGIM Fund with (1) the current value of Class A and Class C, and any other PGIM Fund share class (when used in retail brokerage or advisory programs) you or the eligible group of related investors already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other PGIM Funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
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Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other PGIM Funds within 13 months.
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Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
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All accounts held in your name (alone or with other account holders) and taxpayer identification number (“TIN”);
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Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
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Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
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Accounts in the name and TINs of your parents;
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Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
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With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
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Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this Prospectus as follows:
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The person to whom you are legally married. We also consider your spouse to include the following:
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An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
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A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
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An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
The value of shares held by you or an eligible group of related investors will be determined as follows:
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for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge); and
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for all other share classes, the value of existing shares is determined by the NAV.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $500,000 or more. If you purchase $500,000 or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge on Class A shares will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for clients of financial intermediaries in programs that are sponsored by or available through financial intermediaries that offer Class A shares without an initial sales charge, relating to:
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Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
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Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
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Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
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Certain directors or trustees, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the PGIM Funds, and the subadvisers of the PGIM Funds; former employees must have an existing investment in the Fund;
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Persons who have retired directly from active service with Prudential or one of its subsidiaries;
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Registered representatives and employees of broker-dealers (including their spouses, children and parents) that offer Class A shares;
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Investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and(b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
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Clients of financial intermediaries, who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase (including exchange of share classes within the Fund), you must notify the Transfer Agent, or the Distributor must be notified by the financial intermediary facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Class C Shares Automatically Convert to Class A Shares
Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately eight years after the original date of purchase. Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes. See the table titled “Annual Fund Operating Expenses” in the section of the Fund’s Prospectus titled “Fund Summary – Fund Fees and Expenses” for the annual fund operating expenses for Class A and Class C shares.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion to Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares to Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
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A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
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Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services;
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Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services; or
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Fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class Z shares through such programs and that have agreements with PIMS to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. If you transact in Class Z shares of the Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary for effecting such transaction. Because the Fund is not a party to any commission arrangement between you and your broker, any transactions in Class Z shares will be made by the Fund at net asset value (before imposition of the commission). Any such fee is paid by you, not by the Fund, and the imposition of any such fee or commission by your broker or financial intermediary does not impact the net asset value for such Fund shares. Shares of the Fund are available in other share classes that have different fees and expenses.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
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Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
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Current and former Directors/Trustees of mutual funds, closed-end funds and ETFs managed by PGIM Investments or any other affiliate of Prudential;
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Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
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Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
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PGIM Funds, including PGIM funds-of-funds;
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Qualified state tuition programs (529 plans); and
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Investors working with fee-based consultants for investment selection and allocations.
Qualifying for Class R6 Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class R6 shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R6 shares.
Institutional Investors. Various institutional investors may purchase Class R6 shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors. Institutional investors are responsible for indicating their eligibility to purchase Class R6 shares at the time of purchase.
Other Types of Investors. Class R6 shares may also be purchased by Prudential, certain programs or accounts sponsored by Prudential, and PGIM Funds, including PGIM funds-of-funds.
Class R6 shares may only be purchased from financial intermediaries who offer such shares.
Class R6 shares are offered to eligible investors as described in this Prospectus. Neither the Fund nor its affiliates shall make or pay fees associated with or similar to sub-accounting, networking, revenue sharing, or certain administrative fees with respect to Class R6 shares.
How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the PGIM Funds directly to the public, but instead markets and sells the PGIM Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each PGIM Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management fees or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. Revenue sharing payments are in addition to the
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front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
From time to time the Manager or an affiliate of the Fund (and not the Fund itself) may pay certain administrative fees in order to make the Fund available to shareholders. Such fees are not included in, and are paid separate and apart from, any revenue sharing payments.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.
It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
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Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund's Anti-Money Laundering Compliance Officer oversees the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund
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XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).
Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Equity securities that are traded on foreign exchanges are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-U.S. securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund’s fair valuation procedures.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
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What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern Time, or later than 4:00 p.m. Eastern Time, your order to purchase must be received by 4:00 p.m. Eastern Time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund's current NAV per share is made available at www.pgim.com/investments/mutual-funds/prices.
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an updated summary prospectus. We will also send or make available to you pursuant to Rule 30e-3 under the 1940 Act, an annual report and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household, unless you
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instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's summary prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (ACH)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the SEC, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
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If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
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You are selling more than $100,000 of shares;
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You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
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You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
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You are a business or a trust; or
■
You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
Contingent Deferred Sales Charge (CDSC)
If you sell Class C shares within 12 months of purchase, you will have to pay a CDSC of 1.00%. In addition, if you purchase $500,000 or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase. The CDSC is waived for certain retirement and/or benefit plans. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■
Amounts representing shares you purchased with reinvested dividends and distributions,
■
Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and 12 months for Class C shares, and
■
Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the net asset value at redemption. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class C shares were held in a money market fund.
Visit our website at www.pgim.com/investments39

Waiver of the CDSC—Class A Shares and Class C Shares
The CDSC will be waived if the Class A shares and Class C shares are sold:
■
After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■
To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■
To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your Class A, Class C or Class Z  account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries.”
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another PGIM Fund.
In addition, Class R6 shares may not be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.
40PGIM California Muni Income Fund

After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into PGIM Government Money Market Fund, the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-U.S. securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-U.S. securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
Visit our website at www.pgim.com/investments41

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the PGIM money market funds, exchange-traded funds and PGIM Short-Term Corporate Bond Fund are excluded from this trading policy. In addition, transactions by affiliated PGIM Funds or certain unaffiliated funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
This trading policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
42PGIM California Muni Income Fund

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern Time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern Time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
Visit our website at www.pgim.com/investments43

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years or periods indicated below. Certain information reflects financial results for a single fund class share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights for the fiscal year ended August 31, 2021 were derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended August 31, 2021 was audited by KPMG LLP, the Fund's prior independent registered public accounting firm.
A copy of the Fund's annual report, including the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.71	$10.88	$10.46	$10.73	$11.13
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.30	0.34	0.35	0.36
Net realized and unrealized gain (loss) on investment transactions	0.09	(0.18)	0.42	(0.26)	(0.40)
Total from investment operations	0.32	0.12	0.76	0.09	(0.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.29)	(0.34)	(0.36)	(0.36)
Net asset value, end of Year	$10.81	$10.71	$10.88	$10.46	$10.73
Total Return(b):	3.05%	1.17%	7.42%	0.88%	(0.29)%

Ratios/Supplemental Data:
Net assets, end of Year (000)	$142,134	$124,099	$123,965	$113,565	$118,662
Average net assets (000)	$135,913	$122,238	$112,768	$116,599	$121,336
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68%	0.86%	0.93%	0.90%	0.93%
Expenses before waivers and/or expense reimbursement	0.77%	0.87%	0.93%	0.90%	0.93%
Net investment income (loss)	2.09%	2.77%	3.21%	3.32%	3.40%
Portfolio turnover rate(d)(e)	27%	81%	61%	37%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

44PGIM California Muni Income Fund

Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.71	$10.88	$10.46	$10.73	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.21	0.25	0.27	0.28
Net realized and unrealized gain (loss) on investment transactions	0.10	(0.17)	0.43	(0.26)	(0.41)
Total from investment operations	0.24	0.04	0.68	0.01	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.21)	(0.26)	(0.28)	(0.28)
Net asset value, end of Year	$10.81	$10.71	$10.88	$10.46	$10.73
Total Return(b):	2.23%	0.36%	6.57%	0.08%	(1.11)%

Ratios/Supplemental Data:
Net assets, end of Year (000)	$13,962	$18,005	$21,812	$29,692	$32,950
Average net assets (000)	$15,700	$19,915	$24,847	$31,344	$35,933
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.49%	1.67%	1.72%	1.69%	1.68%
Expenses before waivers and/or expense reimbursement	1.58%	1.68%	1.72%	1.69%	1.68%
Net investment income (loss)	1.30%	1.96%	2.43%	2.53%	2.64%
Portfolio turnover rate(d)(e)	27%	81%	61%	37%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

Visit our website at www.pgim.com/investments45

Class Z Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.71	$10.88	$10.46	$10.73	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.33	0.36	0.37	0.39
Net realized and unrealized gain (loss) on investment transactions	0.10	(0.18)	0.42	(0.26)	(0.41)
Total from investment operations	0.36	0.15	0.78	0.11	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.32)	(0.36)	(0.38)	(0.39)
Net asset value, end of Year	$10.81	$10.71	$10.88	$10.46	$10.73
Total Return(b):	3.35%	1.46%	7.62%	1.10%	(0.10)%

Ratios/Supplemental Data:
Net assets, end of Year (000)	$58,895	$45,988	$44,946	$58,745	$51,347
Average net assets (000)	$52,265	$48,099	$41,235	$55,647	$48,061
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.39%	0.58%	0.73%	0.69%	0.68%
Expenses before waivers and/or expense reimbursement	0.57%	0.68%	0.73%	0.69%	0.68%
Net investment income (loss)	2.37%	3.05%	3.40%	3.54%	3.64%
Portfolio turnover rate(d)(e)	27%	81%	61%	37%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

46PGIM California Muni Income Fund

Class R6 Shares
	Year Ended August 31,			October 26, 2017(a) through August 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.71	$10.88	$10.46	$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.32	0.36	0.31
Net realized and unrealized gain (loss) on investment transactions	0.11	(0.17)	0.43	(0.13)
Total from investment operations	0.36	0.15	0.79	0.18
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.32)	(0.37)	(0.36)
Net asset value, end of Period	$10.81	$10.71	$10.88	$10.46
Total Return(c):	3.36%	1.46%	7.70%	1.70%

Ratios/Supplemental Data:
Net assets, end of Period (000)	$16,495	$6,422	$3,063	$460
Average net assets (000)	$9,908	$4,756	$1,526	$120
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.38%	0.54%	0.70%	0.69%(d)
Expenses before waivers and/or expense reimbursement	0.62%	0.85%	1.16%	28.64%(d)
Net investment income (loss)	2.34%	3.03%	3.36%	3.59%(d)
Portfolio turnover rate(e)(f)	27%	81%	61%	37%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.
Visit our website at www.pgim.com/investments47

GLOSSARY
FUND Indices
Bloomberg California 1-15 Year Municipal Intermediate Index. The Bloomberg U.S. Municipal Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The California 1-15 index contains bonds with maturities between 1 and 15 years issued by municipalities in California. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes.
Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. Source: Bloomberg Index Services Limited.
48PGIM California Muni Income Fund

APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (CDSC) waivers (i.e., back-end), which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through the applicable intermediary to receive these waivers or discounts.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, as applicable, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■
Shares purchased through a Merrill Lynch affiliated investment advisory program
■
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
■
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■
Shares of funds purchased through the Merrill Edge Self-Directed platform
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
■
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
■
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and C Shares available at Merrill Lynch
■
Death or disability of the shareholder
■
Shares sold as part of a systematic withdrawal plan as described in this Prospectus
■
Return of excess contributions from an IRA Account
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■
Shares acquired through a Right of Reinstatement
■
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
49

■
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints as described in this Prospectus
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■
Shares purchased through a Morgan Stanley self-directed brokerage account
■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial.
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
50

■
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Raymond James & Associates, Inc., Raymond James Financial Services and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■
Shares purchased in an investment advisory program.
■
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
■
Breakpoints as described in this Prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
51

■
Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Fund’s Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Fund or other facts qualifying the purchaser for breakpoints, discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Fund’s Prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of PGIM Funds held by the shareholder or in an account grouped by Edward Jones with certain other related accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping. LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good-standing pursuant to Edward Jones’ policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
52

■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder
■
Systematic withdrawals with up to 10% per year of the account value
■
Return of excess contributions from an Individual Retirement Account (IRA)
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
■
Shares exchanged in an Edward Jones fee-based program
■
Shares acquired through NAV reinstatement
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts (Class A and Class C shares)
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Minimum Balances
■
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform
■
A 529 account held on an Edward Jones platform
■
An account with an active systematic investment plan or LOI
Exchanging Share Classes
■
Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares or such other share class based on Edward Jones’ policy.
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing Fund shares through a Janney account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
53

Sales charge waivers on Class A and C shares available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
■
Breakpoints as described in the Fund’s Prospectus.
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Oppenheimer & Co. Inc. (OPCO)
Shareholders purchasing Fund shares through an OPCO platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers (i.e., back-end)) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Class A share available at OPCO
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■
Shares purchased by or through a 529 Plan
■
Shares purchased through an OPCO affiliated investment advisory program
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the PGIM fund family)
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■
Employees and registered representatives of OPCO or its affiliates and their family members
■
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
Contingent Deferred Sales Charge (CDSC) Waivers available at OPCO
■
The death or disability of the shareholder
■
Shares sold as part of a systematic withdrawal plan as described in this Prospectus
■
Return of excess contributions from an Individual Retirement Account (IRA)
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations
■
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■
Shares acquired through a Right of Reinstatement
Front-end load discounts available at OPCO: breakpoints and/or rights of accumulation
■
Breakpoints as described in this Prospectus
54

■
Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at OPCO. Eligible Fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
RW Baird (Baird)
Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares available at Baird
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
■
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
■
Shares purchased from the proceeds of redemptions from another PGIM Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
■
A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Contingent Deferred Sales Charge (CDSC) waivers on Class A and C shares available at Baird
■
Shares sold upon the death or disability of the shareholder
■
Shares sold as part of a systematic withdrawal plan as described in this Prospectus
■
Shares purchased in connection with a return of excess contributions from an IRA account
■
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
■
Shares acquired through a Right of Reinstatement
Front-end Sales Charge Discounts available at Baird: Breakpoints and/or Rights of Accumulation
■
Breakpoints as described in this Prospectus
■
Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of PGIM Fund assets held by accounts within the purchaser’s household at Baird. Eligible PGIM Fund assets not held at Baird may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of PGIM Funds through Baird, over a 13-month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Shareholders purchasing Fund shares through a Stifel platform or account, or who own shares for which Stifel or an affiliate is the broker-dealer of record, are eligible for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI. All other waivers in the Fund’s Prospectus or SAI apply as described.
Front-End Sales Charge Waivers on Class A Shares
55

■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund (at net asset value per share) pursuant to policies and procedures of Stifel.
56

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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■WEBSITE www.pgim.com/investments	■TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

■E-DELIVERY
To receive your mutual fund documents on-line, go to pgim.com/investments/resource/edelivery and enroll.
Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■SEMI-ANNUAL REPORT	■ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the SEC as follows (the SEC charges a fee to copy documents):
■ELECTRONIC REQUEST publicinfo@sec.gov	■VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM California Muni Income Fund
Share Class	A	C	Z	R6
NASDAQ	PBCAX	PCICX	PCIZX	PCIQX
CUSIP	74440X100	74440X308	74440X407	74440X605
MF146STAT The Fund's Investment Company Act File No. 811-04024

PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
Prudential Investment Portfolios 6
STATEMENT OF ADDITIONAL INFORMATION  |  October 29, 2021
This Statement of Additional Information (SAI) of Prudential Investment Portfolios 6, which is comprised of the PGIM California Muni Income Fund (the “Fund”), is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated October 29, 2021. The Prospectus can be obtained, without charge, by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC at P.O. Box 9658, Providence, RI 02940. This SAI has been incorporated by reference into the Fund’s current Prospectus.
The Fund's audited financial statements are incorporated into this SAI by reference to the Fund’s 2021 Annual Report (File No. 811-04024). You may request a copy of the Annual Report at no charge by calling (800) 225-1852

PGIM CALIFORNIA MUNI INCOME FUND
A: PBCAX	C: PCICX	Z: PCIZX	R6: PCIQX
To enroll in e-delivery, go to pgim.com/investments/resource/edelivery
MF116B

Table of Contents
3	PART I
3	INTRODUCTION
3	GLOSSARY
4	FUND CLASSIFICATION, INVESTMENT Objective & POLICIES
16	INVESTMENTS, INVESTMENT STRATEGIES AND RISKS
28	INVESTMENT RESTRICTIONS
31	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
39	MANAGEMENT & ADVISORY ARRANGEMENTS
47	OTHER SERVICE PROVIDERS
48	DISTRIBUTION OF FUND SHARES
51	COMPUTATION OF OFFERING PRICE PER SHARE
52	PORTFOLIO TRANSACTIONS & BROKERAGE
53	ADDITIONAL INFORMATION
54	PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
56	FINANCIAL STATEMENTS
57	PART II
57	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
62	NET ASSET VALUE
63	SHAREHOLDER SERVICES
66	TAXES, DIVIDENDS AND DISTRIBUTIONS
74	DISCLOSURE OF PORTFOLIO HOLDINGS
76	PROXY VOTING
76	CODES OF ETHICS
76	APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
78	APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS

PART I
INTRODUCTION
This SAI sets forth information about Prudential Investment Portfolios 6 and its sole series, PGIM California Muni Income Fund (the “Fund”). It provides information about certain of the securities, instruments, policies and strategies that are used by the Fund in seeking to achieve its objective. This SAI also provides additional information about the Fund's Board of Trustees (hereafter referred to as “Board Members”), the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to the Fund.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
GLOSSARY
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
1940 Act Laws, Interpretations and Exemptions	Exemptive order, SEC release, no-action letter or similar relief or interpretations, collectively
ADR	American Depositary Receipt
ADS	American Depositary Share
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CEA	Commodity Exchange Act, as amended
CFTC	US Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EDR	European Depositary Receipt
Exchange	NYSE Arca, Inc.
Fannie Mae	Federal National Mortgage Association
FDIC	Federal Deposit Insurance Corporation
Fitch	Fitch Ratings, Inc.
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Manager or PGIM Investments	PGIM Investments LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations
NAV	Net Asset Value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over the Counter
Prudential	Prudential Financial, Inc.
PMFS	Prudential Mutual Fund Services LLC
QPTP	“Qualified publicly traded partnership” as the term is used in the Internal Revenue Code of 1986, as amended
REIT	Real Estate Investment Trust

Term	Definition
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings
SEC	US Securities and Exchange Commission
World Bank	International Bank for Reconstruction and Development
FUND CLASSIFICATION, INVESTMENT Objective & POLICIES
Prudential Investment Portfolios 6 is an open-end management investment company. The Fund is classified as a diversified fund. The investment objective of the Fund is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. The investment objective of the Fund is a fundamental policy.
The principal investment policies and strategies of the Fund are described in the Fund's prospectus. In addition, the Fund may from time to time use the securities, instruments, policies and strategies that are further identified below in seeking to achieve its objective.
The Fund, under normal conditions, invests at least 70% of its investable assets in “investment grade” municipal debt obligations. Investment grade municipal debt obligations are bonds rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or BBB- or higher by S&P Global Ratings (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), and unrated debt obligations that the subadviser believes are comparable in quality. The Fund, under normal conditions, may also invest up to 30% of its investable assets in high yield municipal debt obligations or junk bonds. High yield or junk bonds are rated below Baa3 by Moody's or below BBB- by S&P, or comparably rated by another NRSRO, and are considered speculative. A description of the ratings is set forth in Appendix II to this SAI. The ratings of Moody's, S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining the suitability of investment in a particular unrated security, the subadviser will take into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, the existence of other rated securities of the issuer, credit enhancement by virtue of a letter of credit or other financial guaranty deemed suitable by the investment subadviser and other general conditions as may be relevant, including comparability to other issuers.
Because of the relatively small number of issuers of investment-grade tax-exempt securities in any one state, the Fund is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline. From time to time, the Fund may own the majority of a municipal issue. Such majority-owned holdings may present additional market, credit and liquidity risks.
A portion of the dividends and distributions paid on the shares of the Fund may be treated as a preference item for purposes of the alternative minimum tax (or AMT) for individuals. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability.
CALIFORNIA CONCENTRATION
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.
The following summary is based upon publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information.
Overview
California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction and services. California remained the fifth largest economy in the world in 2020, with a gross domestic product (“GDP”) of $3.1 trillion in current dollars, which accounted for nearly 15% of the U.S. GDP in

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2020. The COVID-19 pandemic materially and adversely impacted local, state and federal economies, including, among other things, labor force, employment, income, construction and exports. California’s real GDP contracted by a record 31.5% on a seasonally adjusted annualized basis in the second quarter of 2020, after falling by 4.3% in the first quarter of 2020, bringing it back to the level experienced in the first quarter of 2017. California’s real GDP then grew by a record 31.2% in the third quarter of 2020, followed by increases of 3.8% in the fourth quarter of 2020 and 6.3% in the first quarter of 2021, bringing it to the level experienced in the third quarter of 2019. California’s unemployment rate increased to a record high 16% in April 2020, as nonfarm employment decreased by 2.7 million, or 15.4%, from February to April 2020. The California labor force decreased by over 800,000, or 4.3%, during the same period.
California is by far the most populous state in the nation, with an estimated 39.78 million residents as of July 2020. Its population is approximately 35% larger than that of the second most populous state and it contains approximately 12% of the total U.S. population. The State’s population is projected to continue to grow over the long-term, although more slowly than in the past, and reach 44.2 million residents by 2060.
Economic Factors
On March 4, 2020, the governor of California declared a state of emergency to help the state prepare for and respond to the COVID-19 pandemic. California, like other state and local government authorities, implemented, and revised from time to time, restrictions on mass gatherings and widespread closings and modifications of the operations of government, businesses, universities and schools. The severe drop in economic activities commencing in spring 2020 caused by the COVID-19 pandemic resulted in a recession that ended the nation’s record-long economic expansion in February 2020. The recession lasted until April 2020.
The ultimate impact of the COVID-19 pandemic on the state and national economies will depend on a variety of factors, including the effectiveness of vaccines, vaccination rates throughout the state and the nation and the potential spread and virulence of any COVID-19 variants.
In order to mitigate the effects of COVID-19 disruptions on individuals and many businesses and to conform with federal income tax deadlines, the State delayed the deadline for filing and payment of personal income taxes and corporation taxes to July 15, 2020. Even though some tax payments for the 2019 tax year were received after the end of fiscal year 2019-20, they will be accrued to fiscal year 2019-20. The deadline to file and pay first quarter sales and use tax returns was delayed by 90 days for all but the very largest taxpayers, and up to 361,000 California businesses with less than $5 million in taxable annual sales were allowed to defer up to $50,000 in sales tax and enter into 12-month payment plans at zero interest. In addition, several counties waived penalties for the late filing of property taxes (which is a factor in determining the State’s Proposition 98 school funding obligation). All of these delays in tax filings and payments reduced the receipt of a significant portion of revenues and present challenges in accurately estimating revenues for both fiscal year 2019-20 and fiscal year 2020-21.
The federal government has provided temporary federal funding to support the State’s response to the COVID-19 pandemic through the following four bills: (i) Coronavirus Preparedness and Response Supplemental Appropriations Act; (ii) Families First Coronavirus Response Act; (iii) Coronavirus Aid, Relief, and Economic Security (“CARES”) Act; and (iv) Paycheck Protection Program and Health Care Enhancement Act. As of late June 2020, the funding allocated to State programs is estimated to be over $72 billion. These funds will support various State programs such as unemployment insurance (constituting approximately $52 billion of the total), Medi-Cal, and child care. In addition, over $142 billion is expected to be provided in the State to individuals and families, hospitals and other health care providers, higher education institutions and college students, local housing authorities, airports, farmers and local government.
Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, restricted the use of the General Fund or special fund revenues, or otherwise limited the legislature and the Governor’s discretion in enacting budgets, including capping the amount of appropriations under certain conditions. Some of the more significant of these approved constitutional amendments are briefly discussed below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
Limitation on Property Taxes.

Proposition 13, approved by the voters in 1978, makes it more difficult for the State to raise taxes by requiring that any change in the State taxes enacted for the purpose of increasing revenues, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the legislature. A related measure, Proposition 4, approved by voters in 1979, limits government spending by establishing an annual limit on the appropriation of proceeds of taxes.
Proposition 26, approved by the voters in 2010, requires a two-thirds vote of both houses of the legislature for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring two-thirds vote of approval for passage.
Proposition 98, enacted in 1988 and amended in 1990 via Proposition 111, requires a minimum portion of General Fund tax revenues to support K-12 schools and community colleges. Proposition 49, approved by the voters in 2002, requires additional funding for before- and after-school programs in the State’s public elementary, middle and junior high schools. These expenditures are part of the Proposition 98 minimum funding guarantee for K-14 education and cannot be reduced, except in certain low-revenue years.
Proposition 10, approved by the voters in 1998, raised taxes on tobacco products and mandated how the additional revenues would be expended. Proposition 56, approved by the voters in 2016, further raised taxes on tobacco products and again specified how the additional revenues could be expended.
Proposition 63, approved by the voters in 2004, imposed a 1% tax surcharge on taxable income above $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the legislature or the Governor from redirecting these funds or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.
Proposition 218, a constitutional amendment approved by the voters in 1996, further limits the ability of local governments to raise taxes, fees and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such services, and providing that no fee may be charged for fire, police or any other service widely available to the public.
Proposition 30, approved by the voters in 2012, provided temporary increases in personal income tax rates for high-income taxpayers and in the state sales tax rate, and required the additional revenues be expended to support K-12 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625% of the State sales tax to local governments to fund the “realignment” program for many services, including housing criminal offenders.
The sales tax provisions of Proposition 30 expired on December 31, 2016; however, the personal income tax rates for high-income taxpayers, which were set to expire on December 31, 2018, were extended through tax year 2030 by Proposition 55 in the November 2016 election. Under specified conditions, beginning in fiscal year 2018-19, Proposition 55 also authorizes the use of up to $2 billion in a fiscal year from these revenues for healthcare.
Obligations of the State
As of July 1, 2021, the State had approximately $79.2 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budgets of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2021, there were approximately $34.0 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund, and approximately $7.9 billion of authorized and unissued lease-revenue bonds.
Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $72.5 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund, outstanding as of June 30, 2021.
The State has always paid when due the principal of, and interest on, its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of State general obligation indebtedness, unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

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Capital Facilities Financing.
The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under state law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, appropriations to pay debt service on any general bonds cannot be repealed until the principal of, and interest on, such bonds have been paid.
General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance State budget deficits.
The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to June 30, 2021, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $79.2 billion. This outstanding debt consists of approximately $70.9 billion of general obligation bonds and approximately $8.3 billion of lease-revenue bonds. Moreover, as of July 1, 2021, the State had approximately $41.9 billion of authorized and unissued General Fund-supported general obligation bonds ($34.0 billion) and lease revenue bonds ($7.9 billion).
Based upon estimates included in the State’s most recent general obligation bond disclosure, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately 6.16% of General Fund revenues in fiscal year 2020-21 and 6.56% of General Fund revenues in fiscal year 2021-22.
Future Bond Issuance Plans.
Based on estimates from the Department of Finance, approximately $6.5 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.0 billion of lease-revenue bonds are expected to be issued in fiscal year 2021-22. These estimates will be updated by the State Treasurer’s office based on sales that occur in fiscal year 2021-22 and information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors, such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.
Cash Management.
The State entered fiscal year 2021-22 with a General Fund positive cash balance at June 30, 2020 of $50.9 billion. The State’s cash flow projections for fiscal year 2021-22 indicate that internal resources are sufficient and available to meet the State’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. Budget cash flow projections for fiscal year 2021-22 assume an estimate cash cushion of unused internal borrowable resources of at least $45 billion at the end of each month. The State does not plan to issue any revenue anticipation notes in fiscal year 2021-22, the seventh consecutive year in which external borrowing is not required.
State fiscal officers constantly monitor the State’s cash position, and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.
Obligations of State Agencies
A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of June 30, 2021, the State Department of Water Resources had approximately $3.3 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had more than $3.1 million of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with more than $25.1 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of June 30, 2021. None of these revenue bonds are backed by the State’s faith and credit or taxing power.
Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy grew. Such spending included increases for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program provides aid to local public school districts. In 1988, voters approved Proposition 98, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. For fiscal year 2021-22, the Proposition 98 Guarantee is $93.7 billion, an increase of $22.8 billion compared to the amount assumed for fiscal year 2020-21 in the 2020 Budget Act, primarily because of the economic impacts of the COVID-19 pandemic. The General Fund share is $66.4 billion.
The State Budget
Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach an agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, must be approved by a majority of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1.
In 2020, there was a dramatic decline in economic activity in the second quarter, including in the State, because of the COVID-19 pandemic, followed by an uneven recovery for the remainder of the year. For 2021, the economy, buoyed by multiple rounds of federal stimulus, an accommodative monetary policy, and the reopening of businesses, appears poised for expansion with continued growth expected into 2022. Despite the downturn and record unemployment in 2020, personal income tax withholding receipts in 2020 increased by 7.4% year-over-year compared to 2019, indicating higher-wage taxpayers that are subject to higher tax rates have generally not faced significant adverse effects of the economic downturn caused by the COVID-19 pandemic.
The California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), the two main retirement systems managed by state entities, each continue to face unfunded future liabilities in the tens of billions of dollars. It is unknown how significantly the market volatility triggered by the COVID-19 pandemic will ultimately impact unfunded pension liabilities and the State’s annually determined General Fund pension contributions. For fiscal year 2020-21, the actuarially determined General Fund contributions to CalPERS and CalSTRS were approximately $3.1 billion and $3.4 billion, respectively. For fiscal year 2021-22, the actuarially determined General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $3.2 billion and $3.7 billion, respectively.
Because of the COVID-19 pandemic, the Governor declared a budget emergency on June 25, 2020, which allows the Legislature to suspend required transfer for fiscal year 2020-21 and to withdraw $7.8 billion from the Budget Stabilization Account (“BSA”), also called the State’s “rainy day fund.” Due to higher-than-expected revenues during fiscal year 2020-21, only $4.6 billion of the $7.8 billion authorization was withdrawn from the BSA. The 2021 Budget Act projects a BSA transfer of $3.4 billion in fiscal year 2021-22 and projects the BSA will reach a balance of $20.4 billion by fiscal year 2024-25.
The State is required to maintain the Special Fund for Economic Uncertainties (“SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. In certain circumstances, moneys in the SFEU may be used in connection with disaster relief. On March 25, 2020, the Department of Finance transferred the balance of the SFEU, $1.3 billion, to the Disaster Response-Emergency Operations Account, a subaccount of the Special Fund for Economic Uncertainties, to support the State’s efforts to protect public health and safety and reduce the spread of the COVID-19 outbreak.
Pending Litigation
There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.
Bond Ratings

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As of September 14, 2021, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch, Inc. (“Fitch”):
Moody’s, S&P and Fitch
Aa2, AA- and AA
These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.
Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time, or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year – in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (http://www.dof.ca.gov/budget/). None of the information on the above websites is incorporated herein by reference.
Other Factors
Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Climate Change. Historically, the State has been susceptible to wildfires and hydrologic variability. As greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast. Over the past several years, the State has already experienced the impacts of climate change through a multi-year drought and unprecedented wildfires. The previous drought was a five-year event from 2012 to 2016, and five years later in 2021, California is once again facing drought conditions as 50 of the State’s 58 counties have entered a drought state of emergency as of July 31, 2021. The future fiscal impact of climate change on the state budget is difficult to predict, but it could be significant.
Flooding and Subsidence. California’s water management infrastructure consists of a complex system of dams, reservoirs, canals, pipes, pumping facilities. As of May 2019, the American Society of Civil Engineers Report Card for California Infrastructure identified that over half of California’s 1,476 regulated dams as “high-hazard”, meaning that their failure or mis-operation will probably cause loss of human life and significant economic losses. Long-term subsidence, or sinking, poses serious and challenging concerns for California’s water managers, putting water management and flood control infrastructure, including aqueducts, levees, bridges and roads at risk. Vast sections of the San Joaquin Valley have subsided as much as 28 feet since the 1920s. The failure of high hazard dams or other critical flood control infrastructure could materially impact the operations or finances of the State or its local governments.

Wildfires. In recent years, California has experienced a number of catastrophic wildfires, with some of the largest, deadliest, and most damaging fires in State history occurring in 2018 and 2019. In 2020, over 4 million acres burned in California, more than twice the previous record of over 2 million acres in 2018. As of August 25, 2021, nearly 1.6 million acres have already burned in the State in 2021. Destruction of housing increases the demand for construction resources from rebuilding, and worsens the State’s housing imbalances. In July 2019, the State enacted legislation to address public utility liability for wildfires by, among other measures, establishing a Wildfire Fund to pay eligible claims arising from certain wildfires. It is anticipated that the State’s three largest public utilities’ shareholders and their ratepayers will jointly contribute to the Wildfire Fund in an amount up to $21 billion. In addition to allowing direct transfers of the ratepayer charge to the Wildfire Fund, the legislation authorizes the Department of Water Resources to issue up to $10.5 billion in bonds to support the Wildfire Fund with debt service on such bonds to be paid by the ratepayer charge. The State is also authorized to loan up to $10.5 billion to the Wildfire Fund and has already loaned $2 billion to such fund in August 2019. The $2 billion loan is expected to be repaid from the proceeds of the $10.5 billion in bonds authorized to be issued by the Department of Water Resources.
ADDITIONAL ISSUERS
Guam. Guam is the westernmost territory of the United States and the largest island of the Mariana archipelago. Ultimate authority over Guam rests with the United States Congress. Located about 3,800 miles west-southwest of Honolulu, the island covers approximately 212 square miles and is subject to typhoons, tropical storms, and occasional seismic activity. According to the US Census Bureau, Guam’s population was estimated to be 159,358 as of April 1, 2010. Guam’s estimated population, as of 2018, was approximately 167,800. The latest available data indicates that, as of March 2021, Guam’s unemployment rate was approximately 16.5%, which is up from its September 2019 rate of 3.6% but down from the December 2020 figure of 19.4% and exceeds the national average of 6% during the same period. The Bureau of Economic Analysis of the United States Department of Commerce (the “BEA”) estimated that Guam’s GDP grew from $5.920 billion in 2018 to 6.31 billion in 2019.
Tourism represents a significant share of the economic activity on Guam. The total visitor arrivals increased from 1.53 million in fiscal year 2018 to 1.63 million in fiscal year 2019, which is the highest year for visitor arrivals on record. Prior to the COVID-19 pandemic, the Guam Visitors Bureau reported an increase in visitor arrivals in fiscal year 2020 through January 2020 compared to the same period in fiscal year 2019. Because of COVID-19 travel restrictions, however, the Guam Visitors Bureau expects visitor arrivals to Guam to decrease from the previous fiscal year, and by June 2020, preliminary visitor arrivals saw a 60.5% decline calendar year to date. Although the hotel occupancy rate increased from 85% in 2018 to 88% in 2019, as a result of the COVID-19 pandemic, most hotels on the island temporarily closed and, given these closures, and the global travel restrictions as a result of the COVID-19 pandemic, it is expected that Hotel Occupancy Tax revenues will be significantly reduced for fiscal year 2020. Guam Visitors Bureau reported preliminary Calendar Year 2020 visitor arrivals down 73.9% from 2019 record level. Calendar year-to-date arrivals as of July 2021 were down 87.5% over the prior year.
Economic conditions in Japan, South Korea and throughout the Pacific Rim, and the resulting effects on overseas travel from these countries, are a major determinant of tourism on Guam. In the past, the Japanese government had encouraged international travel as a means of reducing its trade surplus, and Guam had benefited directly from this policy. Any change in Japan’s international travel policy going forward could affect tourism in Guam. Tourism, particularly from South Korea and Japan, where, in fiscal year 2019, approximately 45.0% and 40.8% of visitors, respectively, to Guam originated, represents a significant share of the economic activity on Guam. In response to the current COVID-19 pandemic, many countries, including South Korea and Japan, have issued shelter-in-place orders and travel restrictions and warnings. As compared to the first seven months of calendar year 2019, visitor arrivals for the first seven months of calendar year 2020 were down by 47.8%. While the Guam Visitors Bureau expects visitor arrivals to rebound once the pandemic subsides, no assurance can be given that Guam will not experience additional reductions in the number of visitors from South Korea, Japan or other visitor markets because of the COVID-19 pandemic, natural disasters or other economic, political or societal conditions.
Guam’s economy is also affected by the U.S. military presence in Guam, with about one-third of Guam under the control of the US military. Such presence affects economic activity on Guam in various ways, including through individuals’ demand for commercial, construction and other services. Expansions in the U.S. military presence, such as the expansions expected to occur over the next several years, also can have a direct, positive impact on the Guam economy by spurring new economic activity and attracting visitors to Guam.
However, economic, geopolitical, and other influences beyond Guam’s control may result in a decision by the US federal government to reduce the existing presence of the US military on Guam, or to forgo some or all of the planned enhancements to its military presence on Guam. As of 2017, the island was home to approximately 11,500 active military members and their dependents. The Department of Defense plans to relocate additional military members from Okinawa, Japan to Guam in the future. The current plan contemplates the relocation of approximately 5,000 military personnel and 1,300 dependents by fiscal year 2028. The first 2,500 additional marines are

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expected to be relocated to Guam by fiscal year 2022. If the US military changes its current plans with respect to staffing and other strategic improvements to Guam, expected benefits may not be realized, and the economy could be adversely affected. If the US military elects to reduce or eliminate its presence on Guam, the economy could decline.
Guam’s overall financial condition remains stressed. Guam maintains a relatively leveraged balance sheet, with $1.36 billion of net tax-supported debt, as of September 30, 2019. Higher debt levels are partially attributable to the territory’s responsibility for government services generally provided by both state and local governments. Guam’s general fund has been plagued by recurring operating deficits. At the end of fiscal year 2019, the general fund’s deficit was $47.8 million, a decrease of $35.6 million from $83.4 million in the prior year.
The Government’s Bureau of Budget and Management Research reported that in June 2021, the Government’s general fund revenues ended fiscal year 2020 with a $46.3 million surplus due to stronger than expected income tax collections due to additional withholding tax payments under the Pandemic Unemployment Assistance program and the Federal Pandemic Unemployment Compensation program. This reduced the territory’s general fund deficit to $1.5 million from a $47.8 million deficit in the prior year.
Guam has received federal funding authorized under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) to assist businesses and people of Guam. Guam estimates its businesses and Government departments will receive $1.7 billion from federal stimulus programs related to the CARES Act, of which $1.5 billion has already been received as of April 15, 2021. The Government also estimates that Guam businesses, residents and Government departments will receive approximately $1 billion in the form of direct payments, earned income tax credits and child tax credits from the American Rescue Plan Act of 2021. The fiscal year 2022 Budget proposed in January 2021 totaled $610 million, or 3.1% lower than the fiscal year 2021 enacted budget.
Over time, Guam has offered various types of defined benefit retirement plans to its government employees. Although the system maintains a large unfunded liability of approximately $1.16 billion as of 2019, the government currently expects to fully fund its liability on an actuarial basis by 2030.
As of September 22, 2020, Guam’s general obligation debt was rated BB- with a negative outlook by S&P, which cited that the territory “continues to reflect a significant decline in tourism activity due to health and safety risks posed by the COVID-19 pandemic.” Moody’s affirmed its Ba1 general obligation bond rating on May 4, 2021, but revised the outlook to stable from negative reflecting “Guam’s improved fiscal outlook following the passage of the American Rescue Plan Act, which includes additional direct federal government assistance to the government of Guam as well as recurring revenue from annual federal reimbursements of the territory’s’ Earned Income Tax Credit and Child Care Tax Credit, which amounts to about $80 million, or 10% of general fund revenue. The additional federal assistance will help Guam manage the ongoing loss of tourism caused by the pandemic over the next 12 to 18 months, after which time government officials anticipate tourism to rebound to near pre-pandemic levels.”.
Puerto Rico. Puerto Rico (the “Commonwealth”), the fourth largest Caribbean island, is a territory of the United States, and its residents are US citizens. According to the US Census Bureau, the island’s population declined 2.2% from 2000 to 2010, and an estimated 14.2% from 2010 to 2019. Puerto Rico’s per capita income in 2018 was $26,610, which was far below the national average ($63,690 during the same period). The Commonwealth’s civilian labor force consists of approximately 1.05 million individuals. The unemployment rate in Puerto Rico was 8.8% as of February 2020, up from 8.7% in February 2019, and considerably higher than the national average of 3.5% in February 2020. Puerto Rico’s high unemployment continues a trend of high unemployment rates and a shrinking workforce in the Commonwealth.
Puerto Rico’s economy is closely linked to that of the United States, as most of the external factors that affect Puerto Rico’s economy are determined by the policies and performance of the mainland economy. In recent years, Puerto Rico’s economy, which entered a recession in the fourth quarter of 2006, has lagged behind the US economy and has continued to face substantial economic challenges. In addition, in December 2017, Congress enacted the Tax Cuts and Jobs Act, which subjects companies located in the Commonwealth to a tax on income generated from certain intellectual property. Previously, companies located in the Commonwealth had been exempt from paying federal income taxes on such income. It is not presently possible to predict the extent of the impact that the tax will have on the Commonwealth’s economy. In May 2020, Puerto Rico’s oversight and management board (the “Oversight Board”)—established under The Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) (discussed below)—noted that since the 2008 recession the Commonwealth’s economy has declined. Puerto Rico’s gross national product has shrunk by 20%, labor participation has fallen to a record low of 39%, and the population has fallen by 15%. The Oversight Board attributes the decline in real gross national product, in part, to adverse effects from hurricanes that impacted Puerto Rico in 2017 (as discussed below).

Government operations in Puerto Rico have historically been weak, with operating gaps funded through borrowing, resulting in sizeable, cumulative general fund deficits and, more recently, significantly constrained capital markets access for the Commonwealth and its instrumentalities. Puerto Rico and its related issuers are among the largest and most widely held issuers of municipal bonds, due in part to such bonds’ exemption from federal, local and state taxes in all US states. However, certain municipal issuers in Puerto Rico have continued to experience significant financial difficulties.
In September 2017, two successive hurricanes—Irma and Maria—caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms was extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, and much of the Commonwealth was left without power. Current estimates suggest that Hurricane Maria caused approximately $80 billion in damage and has caused a real decline in gross national product in the year following the storms. In June 2019, President Trump signed a $19 billion disaster relief bill, of which approximately $1 billion would be allocated to the Commonwealth. In addition, while the Commonwealth’s population has declined every year since 2013, the trend was accelerated after the damage caused by Hurricanes Irma and Maria displaced residents.
In late December 2019 and January 2020, a series of earthquakes caused an estimated $200 million in damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate, but is expected to have substantially adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to lose substantial revenue as a result of decreased tourism and general business operations. There can be no assurances that Puerto Rico will receive the necessary aid to rebuild from the damage caused by the hurricanes or earthquakes or that future catastrophic weather events or natural disasters will not cause similar damage.
In addition, the Commonwealth has been significantly impacted by the COVID-19 pandemic. However, the potential economic loss was offset by temporarily increased unemployment insurance benefits and other federal and local relief programs. In March 2020, the Oversight Board authorized the Commonwealth to implement a $787 million relief package to fight the pandemic and its economic impacts. Real gross national product (“GNP”) is estimated to have declined by 1.1% in fiscal year 2020. Personal income levels in Puerto Rico were temporarily higher due to direct transfer programs. Through numerous federal aid packages passed in 2020 and 2021, Puerto Rico will receive an estimated $43.5 billion in federal COVID-19 relief aid. The March 2021 American Rescue Plan (ARP) allocates $17.7 billion to Puerto Rico to be spent over the next few fiscal years.
Previously allocated and approved federal aid from the Federal Emergency Management Agency (“FEMA”) and $20 billion in the form of Community Development Block Grant Disaster Recovery funding from the federal Housing and Urban Development (“HUD”) will also fuel the economic recovery. The 2020 fiscal plan estimates $83.5 billion of disaster relief funding will be deployed over the next 15 years. All federal aid allocated to Puerto Rico, disaster relief and COVID-19 relief, is now estimated to total over 130% of Puerto Rico’s annual GDP. About 40% of these funds have been spent and another 30% is estimated to be spent through 2023. The 2021 fiscal plan incorporates updated forecasts to account for the short-term income effects of relief aid and stimulus funds spending. Real GNP is projected to increase by 3.8% in fiscal year 2021 and 1.5% in fiscal year 2022. The 2021 fiscal plan projects the post-pandemic recovery in 2021 and 2022 will be followed by 0.2% average annual growth in fiscal years 2023 through 2029.
The damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic is expected to have adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, the earthquakes and aftershocks, and the pandemic, and it is not currently possible to predict the long-term impact that these and other natural disasters or public health emergencies will have on the Commonwealth’s economy. Puerto Rico continues in its efforts to rebuild its infrastructure and to otherwise recover from the impact of Hurricanes Irma and Maria, aided in part by Federal Emergency Management Agency and other federal agencies. The extent and duration of such aid is inherently uncertain, and the necessary and greater involvement of the federal government, through its actions to deliver disaster relief and other support services, in addition to the evolving role of the Oversight Board and the role of Puerto Rico in its own recovery, heightens political risk in connection with the restructuring of legacy debt. All these developments and circumstances have a material adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by the Commonwealth that are held by the Fund. Moreover, future weather events, natural disasters, or public health emergencies could negatively impact Puerto Rico’s ability to resolve ongoing debt negotiations.

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In August 2015, January 2016 and July 2016, Puerto Rico defaulted on its general obligation bonds and has since continued to default on these and similar bonds and other debt. If the economic situation in Puerto Rico persists or worsens, the volatility, liquidity, credit quality and performance of its municipal securities could be severely affected, which in turn, could have an adverse effect on the Fund, to the extent that it has invested in Puerto Rican municipal securities.
Puerto Rico’s fiscal year 2021 budget provides for approximately $10 billion in general fund expenditures, representing an increase of approximately 10% over fiscal year 2020 spending levels, mainly due to an anticipated increase in federal funds. Puerto Rico’s budget is impacted by extensive unfunded pension obligations related to the Commonwealth’s three public retirement systems, the Employees Retirement System (“ERS”), the Teachers Retirement System (“TRS”) and the Judiciary Retirement System (“JRS”), all of which are funded primarily through appropriations from the general fund. As of July 1, 2016, the total actuarial liabilities for the ERS, TRS, and JRS were approximately $38.0 billion, $18.0 billion, and $700 million, respectively. The total annual benefits due from the ERS, TRS, and JRS for fiscal year 2018 totaled approximately $1.7 billion, $800,000, and $28 million, respectively. In 2017, Puerto Rico’s Legislative Assembly enacted laws to reform the operation and funding of Puerto Rico’s pension systems. Those laws required the ERS to sell its assets and transfer the proceeds to the general fund. In addition, employer contributions to the pension systems, which had been operating on as “pay-as-you-go” basis, were eliminated, and the general fund assumed any payments that the pension systems could not make. Puerto Rico may have to make additional contributions to the pension systems, which could result in reduced funding for other priorities, including payments on its outstanding debt obligations. Alternatively, Puerto Rico may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on Puerto Rico’s budget, which could have an adverse impact on the Fund’s investment in Puerto Rico municipal obligations.
An additional contributor to the Commonwealth’s significant budget deficits is a high level of debt, which the Commonwealth has needed in order to bridge budget gaps, but the servicing of which also exacerbates its ongoing fiscal difficulties. As of May 30, 2018, it was reported that Puerto Rico’s consolidated outstanding debt and pension liabilities have grown to over $120 billion, with more than $70 billion in financial debt and more than $50 billion in pension liabilities.
In June 2015, the Commonwealth’s then-governor said that Puerto Rico would be unable to continue servicing its debt, a reversal of the previous position of the island’s government. That was followed in September 2015 by the Commonwealth’s Fiscal and Economic Growth Plan, which called into question the constitutional protection of Puerto Rico’s general obligation bonds and recommended negotiations to restructure its debt.
On June 30, 2016, President Obama signed PROMESA into law. PROMESA allows Puerto Rico to restructure its outstanding debt obligations and established the Oversight Board to serve as an independent body with the power to approve Puerto Rico’s fiscal plans and budgets. The Oversight Board is charged with developing and implementing a five-year fiscal plan for each covered government entity. Fiscal plans would be required to provide estimates of revenues and expenditures, ensure funding for essential public services, provide adequate funding for pensions, eliminate any structural deficits, provide for a sustainable debt burden, and improve fiscal governance, accountability and internal controls. The fiscal plan must also include a debt sustainability analysis and provide for capital investments necessary to promote economic growth. President Obama appointed board members on August 31, 2016.
Since PROMESA was enacted in 2016, however, there have been numerous legal proceedings initiated by creditors and other constituencies who were undoubtedly frustrated with the progress and trajectory of the bankruptcy cases of the commonwealth and its subsidiaries. These groups mounted a number of complex legal attacks to the efficacy and validity of PROMESA, calling into question the validity of the Oversight Board appointments. The U.S. Supreme Court ultimately concluded that the appointment of the members of the Oversight Board was valid, reversing a decision of the U.S. Court of Appeals for the First Circuit.
By early 2020, creditor negotiations and the bankruptcy process appeared to be on track to reach resolution and allow Puerto Rico to exit bankruptcy by year end. In February 2020, the Oversight Board announced a new Plan Support Agreement (“PSA”), a consensual agreement with a group of General Obligation (“GO”) and Public Building Authority (“PBA”) bondholders. The agreement cut $35 billion of liabilities to just $10.5 billion and significantly reduced debt service. Pursuant to the agreement, GO and PBA bondholders recoveries ranged from 65% to 75% based on a consideration of new bonds and cash. The plan was supported by a majority of bondholders and on track to move forward.
The restructuring process was then stalled by the global COVID-19 pandemic, which has presented additional economic challenges for the Commonwealth. The bankruptcy hearing schedule was paused in March 2020 and creditor mediations did not resume until late summer. In February 2021, the board announced that a revised agreement had been reached with creditor groups which also had conditional support from several bond insurers. In early March 2021, the board filed a second amended plan of adjustment and disclosure statement based on a Plan Support Agreement announced in late February. The plan addresses $35 billion in outstanding debt claims against the Commonwealth, PBA, the Employee Retirement System (“ERS”), and $50 billion of pension liabilities. Creditors representing over 70% of the outstanding GO and PBA obligations initially supported the debt restructuring plan and more signed on following the announcement. Under the plan, GO and PBA bonds will be exchanged for $7.4 billion in new General Obligation bonds, a $7.0 billion cash consideration, and a proportional share of a new Contingent Value Instrument (“CVI”).
The CVI, which will likely be taxable, is designed to allow bondholders to benefit from any outperformance in sales tax collections, as measured against sales tax projections set forth in Puerto Rico’s May 2020 Fiscal Plan. Bondholders would receive 75% of sales tax collections above the baseline, up to annual and lifetime caps. In addition to the CVI instrument for GO and PBA bondholders, a second CVI for claw back claims falls second in the waterfall of CVI payments and will be part of the recovery for HTA bonds.
Projected recoveries vary by security pledge. Based on fixed components only (cash and the GO takeback bonds) recoveries range from 67.7% on the benchmark 2014 GO bonds and 80.3% on the oldest PBA bonds. However, ultimate recovery values will be determined by the future value of the CVI. The new GO bonds are proposed to be paid down quickly, with 50% of the new debt amortized within the first ten years. Pursuant to the plan, Puerto Rico’s maximum annual debt service, inclusive of the new GO bonds and previously issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds, would be set at $1.15 billion, equal to just 7.6% of projected own-source fiscal year 2020 revenues. Future debt service costs are materially reduced under the plan.
The cash contribution in the new deal is up about $1.1 billion from a prior agreement, reflecting Puerto Rico’s growing cash balances following stronger than anticipated revenue collections and savings from years of not paying debt service. The PSA does not address all outstanding obligations including general unsecured claims, Employee Retirement System bonds, pensions, and other outstanding claw back bonds. Recent supplemental settlement agreements have been reached with ERS bondholders and the bond insurers on HTA and other claw back claims. In May 2021, the board reached an agreement with several bond insurers resolving certain claw back issues associated with HTA bonds and released a PSA. This restructuring plan is expected to follow completion of the GO/PBA plan.
Although the Puerto Rico government has not yet officially supported the debt GO/PBA restructuring plan, the process is moving forward and the bankruptcy process is on track to conclude by the end of 2021. The plan of adjustment confirmation process is expected to be concluded before year end. Disagreement about pension cuts included in the current plan still need to be resolved. The Puerto Rico legislature may need to approve the issuance of new bonds needed to execute the debt restructuring and it’s yet unknown if the legislature will support the plan to exit bankruptcy.
In addition to the litigation described above, Puerto Rico is a party to numerous legal proceedings, which, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on Puerto Rico’s ability to make debt service payments, or determine what impact, if any, such proceedings may have on the Fund’s investments in Puerto Rico Municipal Obligations.
On August 2, 2019, Ricardo Roselló resigned as governor of Puerto Rico, and Pedro Pierluisi was sworn in as governor. On August 7, 2019, the Supreme Court of Puerto Rico ruled that Mr. Pierluisi’s succession as governor of Puerto Rico was unconstitutional, and Wanda Vázquez was sworn in as governor. The effects of these changes and any potential future changes regarding the governor of Puerto Rico on Puerto Rico are uncertain, including with respect to political and economic stability and the status of Puerto Rico’s debt restructuring negotiations. Any increase in instability in this regard could place additional pressure on Puerto Rico’s financial situation which would negatively impact the market stability and liquidity of Puerto Rico’s municipal bonds.
As of March 2020, Puerto Rico’s general obligation debt was assigned a credit rating of Ca and D by Moody’s and Fitch, respectively. In 2018, S&P discontinued its unenhanced rating on Puerto Rico’s general obligation debt. These ratings represent non-investment grade status. The downgraded credit rating has adversely impacted the liquidity of Puerto Rico’s debt securities. There is no assurance that these ratings will continue for any given period of time, or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.
Future federal and Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives, as well as environmental events could have an adverse effect on the debt obligations of Puerto Rican issuers United States Virgin Islands. The U.S. Virgin Islands (the “Territory”), which consists primarily of St. Thomas, St. Croix and St. John, along with a number of smaller islands, form an incorporated territory of the United States with a measure of self-government provided under the Organic Act, as revised in 1954. The total land area of the U.S. Virgin Islands is approximately 133.6 square miles. The three larger islands—St. Croix, St. Thomas, and St. John—are home to nearly all of the people living in the Territory. The Territory’s location makes it particularly susceptible to natural disasters such as hurricanes, earthquakes, and volcanic activity.

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The economy is mainly service-oriented with a small manufacturing sector. Government expenditures also play a vital role in the economy of the U.S. Virgin Islands, as the need to duplicate government services on each of the islands results in an unusually large public sector.
The Territory economy grew 2.2% in 2019 and similar growth was expected for 2020. By the beginning of the year the economic recovery showed promise and employment levels were up about 5% over the prior year. Though only half of leisure/hospitality jobs had come back when compared to pre-hurricane levels, hotels were reopening and tourism was growing. The restart of oil refinery operations was expected to drive economic and tax revenue growth.
Instead, the COVID-19 pandemic brought economic activity and tourism to a standstill in March 2020. The public health emergency necessitated stay-at-home orders, social distancing and restricted travel guidelines. The Centers for Disease Control implemented a no-sail order that remained in place through the first few months of 2021. Total visitor arrivals fell nearly 60% in calendar year 2020 and the shutdown of the cruise industry for over a year meant the loss of approximately 1.5 million passengers arriving in the Territory. Tourism-related employment has historically accounted for about 20% of employment and 40% of gross state product (GSP), so travel restrictions hit the Territory particularly hard. The economy contracted an estimated 14.2% in 2020. A more modest decline is projected for 2021.
In June 2021, Limetree Bay Energy announced it would be closing its St. Croix refinery operations indefinitely after only a few months of operating. This followed a temporary shutdown ordered by the U.S. Environmental Protection Agency in May 2021 following several environmental violations impacting nearby neighborhoods and the local water supply. The closure and resulting loss of jobs and income tax revenue make the Territory’s path to economic recovery more challenging. Refinery manufacturing jobs would have represented much needed employment diversification. Public sector jobs, which have historically accounted for about 30% of island employment, have held steady but unemployment rate reached 13.6%. For 2021, unemployment has remained between 8.0% and 9.0%, and as of July 2021 the unemployment rate stood at 8.8%. Total employment is projected to decline by 3.2% in 2021.
Tourism activity began to return to pre-pandemic levels in the first quarter of 2021. Through June, inbound air arrivals are ahead of pre-2017 hurricane levels, up over 13%, compared to the same time period in 2019. Through midyear, hotel tax revenues are ahead of total collections for both 2019 and 2020. Cruise ships began to return to the Territory in July 2021 and are operating under new health and safety guidelines. Nearly 240 cruise ship visits are anticipated through December 2021, assuming no further pandemic restrictions.
The Territory budgeted conservatively for fiscal year 2021, anticipating steep revenue declines. Revenues proved to be much more resilient than expected, but federal COVID-19 relief aid has been critical to the Territory’s economy. Federal stimulus funding, unemployment benefits, small business loans and American Rescue Plan Act (“ARPA”) funds have all helped stabilize the economy. Enhanced unemployment benefits and federal aid have propped up income tax revenues in 2021. An estimated $73.3 million in ARPA and other assistance will be used to address revenue shortfalls in fiscal year 2021.
The proposed budget for fiscal year 2022 totals $1.4 billion across all funds. Approximately $945 million of this is the General Fund, the primary operating fund of the government. Total operating income is projected to increase by 3.4% over fiscal year 2021. Personal income tax, the largest General Fund revenue source, is projected to decline by 5.2% in fiscal year 2022, due in part to the Limetree Bay oil refinery closure. Gross Receipts excise taxes are estimated to see 5% growth in fiscal year 2022 after an estimated 11.9% decline in fiscal year 2021. Spending increases in the proposed budget are driven by an effort to fill over 1,200 vacant positions and repay an 8% reduction in salaries mandated by a court judgement. The government plans to use $30 million in ARPA funds in fiscal year 2022 to balance the budget. The proposed budget is not structurally balanced as it relies on one time revenues and does not fully fund pension contributions, but recent budgets are an improvement over prior years. The proposed budget provides for all debt service owed to be paid as scheduled and increases pension contributions.
Over the long term, economists expect the Territory’s growth to lag the United States, held back by poor industrial diversity, low incomes, out-migration, and high business costs. The Territory’s income levels are very low with per capita income at less than 50% of the US median and a poverty rate over 30%. Lost tourism revenue has been especially challenging for the Territory, but federal disaster relief and COVID-19 relief aid have offset revenue losses.
Federal disaster relief funding and rebuilding and recovery efforts will help mitigate hurricane related losses, bridge near term budget deficits and maintain operations. Several billion dollars for housing and infrastructure projects have been allocated to the Territory through numerous federal disaster recovery funding programs, grants and loans. Congress also authorized full funding of the island’s Medical Assistance Program for the past two years. So far, approximately $3.5 billion in Federal dollars have been allocated to the government through FEMA and multiple federal agencies like HUD. The Territory received $221 million through the Coronavirus Aid, Relief, and Economic Security Act, and has access to an estimated $515.3 million through the ARP approved in March 2021.

The government’s nearly insolvent pension system represents one of the largest risks to the Territory’s long-term fiscal stability. The pension system’s unfunded liability is estimated at $4 billion. This out-sized liability, combined with the unfunded other post-employment benefits (“OPEB”) liability, is over double the amount of long-term bonded debt outstanding, which is closer to $2 billion. The Government Employees Retirement System (“GERS”) is on track to deplete assets as soon as 2023. Habitual underfunding, or simply not funding, annual contributions is the primary cause of the system’s fragility. In early 2018, a US District court found the government to be in violation of previous consent judgements for failing to remit timely payments to the system. Recently enacted legislation increases the government’s annual appropriations into the system, but litigation over the amount owed by the government is ongoing.
Out-sized long-term liabilities threaten the Virgin Island’s longer-term solvency and have caused investors to question whether or not the Territory will follow a path similar to Puerto Rico’s recent debt defaults. The Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”) enacted by the United States in 2016, is not currently applicable to the U.S. Virgin Islands, but could be in the future.
Although future access to PROMESA would require the consent of the government of the U.S. Virgin Islands (the “Territorial Government”), and additional Congressional action, the new law has materially changed how the municipal market and rating agencies are assessing restructuring and default risk for the Territory. Future access to PROMESA would first require the consent of the Territorial Government and could never be imposed without local support. The U.S. Virgin Islands government could request Congress to expand and revise the current law to also be applicable to the Territory. There is no set process or procedure for this to happen, but the Territorial Government would likely pass a resolution requesting access to PROMESA and an oversight board.
Under PROMESA, Congress could establish an independent fiscal oversight board charged with creating a five year fiscal plan for the Territory. This would also open a potential path to future debt restructuring if the appointed oversight board and government chose to purse this option. At this time, the U.S. Virgin Islands government has not indicated any plan to do this, but their long-term liabilities are significant. The U.S. Virgin Islands attempted to bring a new bond issuance in December 2016, and then again in early 2017, to use deficit financing to bridge the projected budget gap. Both deals were pulled as the island struggled to find buyers, indicating the Territory’s market access may be constrained for additional deficit financing.
In August 2017, the prior administration announced its intention to stop participating in the public ratings process, saying the current administration had ended its relationship with Moody’s, S&P and Fitch. In response, S&P and Fitch withdrew their ratings, citing the unavailability of timely information of satisfactory quality to maintain ratings on the securities. The current administration has made a good faith effort to communicate with Moody’s, S&P and Fitch as well as investors. In May 2020, Moody’s completed a periodic review of the Territory’s ratings and affirmed their Caa3 issuer rating.
INVESTMENTS, INVESTMENT STRATEGIES AND RISKS
Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus of the Fund and the “Fund Classification, Investment Objective & Policies” section of this SAI. The order of the below investments, investment strategies and risks does not indicate the significance of any particular investment, investment strategy or risk. The Fund also may invest from time to time in certain types of investments and investment strategies that are not discussed below.
ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust

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preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs and CLOs may charge management fees and administrative expenses.
For CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CBO or CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs and CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs and CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CBOs and CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs or CLOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1∕3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.” In addition, the Fund may use certain investment management techniques (collectively, “effective leverage”), such as certain derivatives, that may provide leverage and are not subject to the borrowing limitation noted above.
The Fund may borrow from time to time, at the discretion of the subadviser, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the NAV of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS . The Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Fund is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Fund shareholders, cyber security failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. The Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Fund and its service providers and subadviser may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadviser, and the issuers in which the Fund invests.
DEBT SECURITIES. The Fund may invest in debt securities, such as bonds, that involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. Certain debt securities, however, may be subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to

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achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.
Risk Factors Involving Derivatives. Derivatives are volatile and involve significant risks, including:
Counterparty Risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk— the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Regulatory Risk—the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance. In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with the new regulations by August 19, 2022. Once implemented, the new regulations will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
The Fund generally intends to enter into transactions involving derivatives only if there appears to be a liquid market for such instruments. However, there can be no assurance that, at any specific time, either a liquid market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which may exceed the amount originally invested by the Fund. The Fund will segregate assets pursuant to its Board approved policies. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but any asset segregation will not limit the Fund’s exposure to loss.
Additional Risk Factors Of OTC Transactions; Limitations On The Use Of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, certain swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) INTEGRATION. Although the Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its Prospectus, ESG considerations that are financially or otherwise material to the issuer are embedded through various stages of the subadviser’s investment processes for the Fund. These considerations will vary depending on the Fund’s particular investment strategies and may include consideration of the subadviser’s proprietary research, as well as consideration of third-party research, across the ESG risks and opportunities regarding an issuer. The subadviser will consider those ESG factors it deems relevant or additive when making investment decisions for the Fund. The ESG integration processes are expected to evolve over time and one or more factors may not be relevant with respect to all issuers that are eligible for investment. ESG factors are not the sole considerations when making investment decisions for the Fund. Further, investors can differ in their views of what constitutes positive or negative ESG factors. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect the Fund’s exposure to certain companies or industries.
FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
The Fund may only write “covered” put and call options on futures contracts. The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it holds segregated in an account with its custodian for the term of the option cash or other relatively liquid assets at all times equal in value to the mark-to-market value of the futures contract on which the option was written. The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund holds segregated in an account with its custodian for the term of the option cash or other relatively liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund’s assets that can be segregated. Segregation requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
The Manager has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5 and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. In order for the Manager to claim exclusion from registration as a “commodity pool operator” under the CEA with respect to the Fund, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indices, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles). Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to

Prudential Investment Portfolios 6 20

consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.
There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.
ILLIQUID INVESTMENTS OR RESTRICTED SECURITIES. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things that the Fund limit its illiquid investments to no more than 15% of its net assets.  Illiquid investments are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
The Fund may invest in securities that are not registered (restricted securities) under the 1933 Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A. Therefore, these securities, as well as commercial paper that is sold in private placements under Section 4(a)(2) under the 1933 Act, may be classified higher than “illiquid” under the LRMP (i.e., “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.
INDEXED AND INVERSE SECURITIES. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. Investing in such securities may subject the Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.
INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies (including ETFs), subject to applicable regulatory limits.
Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.
The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an investment company, including investment companies managed by the Manager, subadviser(s) or an affiliate, in which it invests, including advisory fees (to the extent not offset by the Manager, subadviser(s) or an affiliate through waivers). In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by a NRSRO or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include the following:
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Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.
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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
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Junk bonds may be more illiquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.
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The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
LIBOR AND OTHER REFERENCE RATES. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.
The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR such that after December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. On March 5, 2021, the ICE Benchmark Administration, the authorized and regulated administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used U.S. dollar LIBOR rates after June 30, 2023.

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There remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the date on which the applicable LIBOR rates will no longer be published. Consensus around market standard replacement rates and fallback provisions for corporate debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund has not yet developed.
The ARRC, a group of large market participants, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions, and SOFR based futures have begun to trade. Bank working groups and regulators in other countries have suggested other alternatives for IBORs used in their markets, including the SONIA in England.
Global consensus on alternative rates is lacking and the fallback provisions that will be used to transition away from LIBOR and the other IBORs when they stop being published may be inadequate or incomplete for certain instruments. The elimination of LIBOR and/or the other IBORs or changes to other reference rates, required spread adjustments and other modifications, including fallback provisions in existing contracts or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, the value of and interest received by the Fund on any bonds, loans and derivatives the Fund invests in as well as bank loans to which the Fund is a party. These changes may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments, the ability of legislatures to provide fallback solutions to amend public debt and other public instruments and the willingness of the market to agree to industry-wide protocols and amendments, such as the ISDA protocol. Consequently, the transition away from LIBOR and the other IBORs to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.
LIQUIDITY PUTS OR CALLS. The Fund may purchase a permissible instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which the Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. The Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, the subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.
MARKET DISRUPTION AND GEOPOLITICAL RISK. Stresses associated with the 2008 financial crisis in the United States and global economies peaked around 2010, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered (and may further change as a result of changes in administration as a result of political elections), but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out.
International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States, Europe or around the world, public health epidemics such as the outbreak of infectious diseases like the 2020 outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund's investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. Public health crises may exacerbate other preexisting political, social and economic risks in certain countries or globally.
MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, non-U.S. government securities, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and non-U.S. branches, by non-U.S. banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and non-U.S. corporations.
OPTIONS ON SECURITIES AND SECURITIES INDICES.
TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”
CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options, provided such options are “covered,” as defined herein. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund holds cash or other relatively liquid assets segregated within the Fund’s account at the custodian or in a separate segregation account at the custodian. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.
PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

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The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered (as described above, covered options are secured by cash or other relatively liquid assets held in a segregated account or the referenced security). The Fund will receive a premium for writing a put option, which increases the Fund’s return.
REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other relatively liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.
SECURITIES LENDING. Unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1∕3% of the total assets of the Fund; (2) the borrower pledge and maintain with the Fund collateral consisting of cash having at all times a value of not less than 102% of the value of the securities lent; and (3) the loan be made subject to termination by the Fund at any time. Securities Finance Trust Company (eSecLending) serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program. As compensation for these services, eSecLending receives a portion of any amounts earned by the Fund through lending securities.
Cash collateral is invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Fund will be responsible for any loss that results from this investment of collateral. The affiliated prime money market fund in which cash collateral is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Fund may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Fund bears the risk that there may be a delay in the return of the securities which may impair the Fund’s ability to exercise such rights.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.
The Fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the Fund receives the proceeds of the sale. In addition, the Fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.
The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s records or with its Custodian.
SWAP AGREEMENTS. The Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”
Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of more liquid assets.
To the extent that the Fund enters into swaps on other than a net basis, the segregated amount maintained will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the subadviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).
Certain swaps are required to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to

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time. In addition, cleared transactions may be more expensive to maintain than OTC transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.
The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.
TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or relatively liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.
Segregation and other requirements pertaining to total return swap agreements are subject to change in the event of future changes in applicable laws or regulations. It is possible that any such changes in laws or regulations could require modifications to the operation of the Fund.
VARIABLE- AND FLOATING-RATE SECURITIES. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.
The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.
WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed-delivery basis or through a forward commitment. When delayed-delivery securities are purchased, the price and interest rate are fixed at the time of purchase. When-issued, delayed-delivery and forward commitment transactions all involve the purchase or sale of securities with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates relatively liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. To the extent a distribution is paid, there may be uncertainty about the source of the distribution. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate and an investment in these securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies. If the issuer defaults, the Fund may not obtain any return on its investment. These securities may be subject to less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.
INVESTMENT RESTRICTIONS
The Fund has adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities,” when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.
1. The Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).
2. The Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap

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transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to its Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
3. The Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participants or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
4. The Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
5. The Fund may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Fund (taken at current market value) would be invested in any one industry or group of industries, except for temporary defensive purposes.
6. The Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.
For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s total assets, (i) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.  With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.
As described above, the Fund is classified as a “diversified” investment company under the 1940 Act. This means that with respect to 75% of the Fund's assets, (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations and obligations issued or guaranteed by its agencies or instrumentalities) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating this 5% or 10% ownership limitation, the Fund will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.
Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that the Fund may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers, so that all of such assets may be invested in the securities of any one issuer.
The Fund will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the 1940 Act's diversification requirements provided: (i) the escrowed securities are “government securities” as defined in the 1940 Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.
With respect to Investment Restriction 2 above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Investment Restriction 2 will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  In addition, Investment Restriction 2 will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, the posting of initial or variation margin or the Fund’s deferred compensation arrangements with the Trustees.
Investment Restriction 3 prohibits the Fund from buying or selling real estate.  The Fund may invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages and mortgage participations) that are secured by real estate or interests therein, or REIT securities.  The Fund may exercise rights relating to real estate securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investment Restriction 4 prohibits the Fund from buying or selling physical commodities (such as oil or grains) or contracts involving physical commodities.  The Fund may purchase and sell derivative, hedging and similar instruments such as financial futures contracts and options thereon (such as futures or options on market indices, currencies, interest rates or some other benchmark, and swap agreements) and securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts.  In addition, the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
With respect to Investment Restriction 5 relating to concentration, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in Investment Restriction 5 will be interpreted to refer to concentration as that term may be interpreted from time to time. Investment without limit in securities of the U.S. Government and its agencies or instrumentalities and in municipal obligations is permitted by the restriction.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. In addition, although the Fund does not concentrate its investments in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, the Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.
For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.
The Fund expects that normally it will not invest 25% or more of its total assets in any one sector of the municipal obligations market.
Investment Restriction 6 prohibits the Fund from acting as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.  A fund engaging in transactions involving disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an

Prudential Investment Portfolios 6 30

underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. The Fund may purchase restricted securities without limit (except to the extent that restricted securities are subject to the limitation on investment in illiquid investments).
The Fund’s investment objective and policy of investing so that at least 80% of the income from the Fund’s investments will be exempt from California state and federal income taxes or at least 80% of its investable assets will be invested in California obligations are fundamental policies that cannot be changed without shareholder approval. The Fund will continuously monitor both 80% tests to ensure that either the asset investment test or the income test is met at all times except for temporary defensive positions during abnormal market conditions.
Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy.
The Fund’s fundamental investment restrictions will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.
Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95
President and Board Member, The Joyce
Foundation (charitable foundation) (since
2002); formerly Vice Chair, City Colleges of
Chicago (community college system)
(2011-2015); Trustee, National Park Foundation
(charitable foundation for national park system)
(2009-2018); Trustee, Economic Club of
Chicago (2009-2016); Trustee, Loyola University
(since 2018).
		None.	Since September 2013
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95
Retired; formerly Managing Director (April
2008-May 2015) and Chief Investment Officer
(October 2008-November 2013) of Highmount
Capital LLC (registered investment adviser);
formerly Executive Vice President and Chief
Investment Officer (April 1993-August 2007) of
Bank of New York Company; President (May
2003-May 2007) of BNY Hamilton Family of
Mutual Funds.
		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92
President and Chief Executive Officer (since
March 1995) and formerly Chief Operating
Officer (December 1989-February 1995) of
Telemat Limited LLC(formerly Telemat Ltd)
(management consulting); formerly Vice
President (January 1985-June 1989) at Morgan
Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real
estate) (since December 2009); Director of
Northern Trust Corporation (financial services)
(since April 2006); formerly Director of Anixter
International, Inc. (communication products
distributor) (January 2006-June 2020).
Since March 2005

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans 1960 Board Member Portfolios Overseen: 94
Retired; formerly President (2005-2016), Global
Chief Operating Officer (2014-2016), Chief
Investment Officer - Global Head of Fixed
Income (1998-2014), and various portfolio
manager roles (1986-2006), Manulife Asset
Management (asset management).

Formerly Director, Manulife Trust Company
(2011-2018); formerly Director, Manulife Asset
Management Limited (2015-2017); formerly
Chairman of the Board of Directors of Manulife
Asset Management U.S. (2005-2016); formerly
Chairman of the Board, Declaration Investment
Management and Research (2008-2016).
Since September 2017
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95
Retired; Executive Committee of the
Independent Directors Council (IDC) Board of
Governors (since October 2019); Member (since
November 2014) of the Governing Council of the
IDC (organization of independent mutual fund
directors); formerly President and Chief
Executive Officer (2005-2012), Senior Vice
President (2004-2005), Senior Vice President of
Sales and Marketing (1997-2004), and various
executive management positions (1990-1997),
John Hancock Funds, LLC (asset management);
Chairman, Investment Company Institute’s
Sales Force Marketing Committee (2003-2008).
		None.	Since September 2013
Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91
A. Barton Hepburn Professor Emerita of
Economics in the Faculty of Business, Columbia
Business School (since 2018); Visiting Fellow at
the Hoover Institution, Stanford University
(since 2015); Sole Member, ReidCourt LLC
(since 2008) (a consulting firm); formerly
Visiting Professor of Law, Stanford Law School
(2015-2021); formerly A. Barton Hepburn
Professor of Economics in the Faculty of
Business, Columbia Business School
(1996-2017); formerly Managing Director,
Global Head of Alternative Investment
Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December
2020) (communication services); formerly
Independent Director, Synnex Corporation
(2019-2021) (information technology); formerly
Independent Director, Kabbage, Inc.
(2018-2020) (financial services); formerly
Independent Director, Corporate Capital Trust
(2017-2018) (a business development
company).
Since September 2017
Brian K. Reid 1961 Board Member Portfolios Overseen: 94
Retired; formerly Chief Economist for the
Investment Company Institute (ICI)
(2005-2017); formerly Senior Economist and
Director of Industry and Financial Analysis at
the ICI (1998-2004); formerly Senior Economist,
Industry and Financial Analysis at the ICI
(1996-1998); formerly Staff Economist at the
Federal Reserve Board (1989-1996); Director,
ICI Mutual Insurance Company (2012-2017).
		None.	Since March 2018
Grace C. Torres 1959 Board Member Portfolios Overseen: 94
Retired; formerly Treasurer and Principal
Financial and Accounting Officer of the PGIM
Funds, Target Funds, Advanced Series Trust,
Prudential Variable Contract Accounts and The
Prudential Series Fund (1998-June 2014);
Assistant Treasurer (March 1999-June 2014)
and Senior Vice President (September
1999-June 2014) of PGIM Investments LLC;
Assistant Treasurer (May 2003-June 2014) and
Vice President (June 2005-June 2014) of AST
Investment Services, Inc.; Senior Vice President
and Assistant Treasurer (May 2003-June 2014)
of Prudential Annuities Advisory Services, Inc.
		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Prudential Investment Portfolios 6 32

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94
President, Chief Executive Officer, Chief
Operating Officer and Officer in Charge of PGIM
Investments LLC (formerly known as Prudential
Investments LLC) (since January 2012); formerly
Executive Vice President of Jennison Associates
LLC and Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011);
Investment Company Institute - Board of
Governors (since May 2012).
		None.	Since January 2012
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95
Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Senior Vice President
of Product Development and Marketing, PGIM
Investments (since February 2006); formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
		None.	Since March 2010

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer
Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief
Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco,
LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and
Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant
Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP
(1999-2004).
Since December 2005
Dino Capasso 1974 Chief Compliance Officer
Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July
2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s
Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short
Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019)
of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and
Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.
Since July 2019
Andrew R. French 1962 Secretary
Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel
(2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President
and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary
(since January 2007) of Prudential Mutual Fund Services LLC.
Since October 2006
Diana N. Huffman 1982 Assistant Secretary
Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP
(2009-2015).
Since March 2019
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March
2014-September 2018) of Prudential.
Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior
Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).
Since December 2020
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer
Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of
the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009);
Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since
August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to
July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April
2014 to March 2016) at MetLife.
Since October 2021
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■
Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
■
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■
There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■
“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
■
As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with PIP 6 on behalf of the Fund, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.
The Fund pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any mutual fund managed by PGIM Investments chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.

Prudential Investment Portfolios 6 34

Name	Aggregate Fiscal Year Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Compensation Received by Independent Board Members
Ellen S. Alberding**	$1,490	None	None	$329,000 (33/95)
Kevin J. Bannon	$1,450	None	None	$312,000 (33/95)
Linda W. Bynoe	$1,490	None	None	$336,000 (33/95)
Barry Evans**	$1,520	None	None	$331,000 (32/94)
Keith F. Hartstein	$1,590	None	None	$410,000 (33/95)
Laurie Simon Hodrick**	$1,500	None	None	$320,000 (32/94)
Michael S. Hyland**†	$550	None	None	$316,000 (33/95)
Brian Reid	$1,500	None	None	$320,000 (32/94)
Grace C. Torres	$1,520	None	None	$338,000 (32/94)
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2020. Number of funds and portfolios represent those in existence as of December 31, 2020, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2020, but may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2020, amounted to $315,500, $317,450, $306,620 and $40,000 for Ms. Alberding, Mr. Evans, Ms. Hodrick and Mr. Hyland, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
† Mr. Hyland retired from the Board effective as of December 31, 2020.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Grace C. Torres (Chair)
Laurie Simon Hodrick
Brian K. Reid
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Kevin J. Bannon
Ellen S. Alberding
Barry H. Evans
Keith F. Hartstein (ex-officio)

Investment Committees: The Board of each fund in the PGIM retail mutual funds and exchange-traded funds complex has formed joint committees to review the performance of each fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each fund that is subadvised by Jennison Associates LLC, PGIM Quantitative Solutions LLC (formerly known as QMA LLC) and PGIM Wadhwani LLP. The Dryden Investment Committee reviews the performance of each fund that is subadvised by PGIM Fixed Income, PGIM Real Estate (each of which is a business unit of PGIM, Inc.), PGIM Limited and PGIM Real Estate (UK) Limited. In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein (ex-officio)
Laurie Simon Hodrick
Brian K. Reid
Dryden Investment Committee
Barry H. Evans (Chair)
Linda W. Bynoe
Keith F. Hartstein (ex-officio)
Grace C. Torres
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Dryden & Gibraltar Investment Committees
4	4	4
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Prudential Investment Portfolios 6 36

Ellen S. Alberding. Ms. Alberding joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Fund and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 20 years, has over 30 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Fund and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Fund and other funds in the Fund Complex in 2017. Ms. Hodrick brings 30 years of experience as a finance academic, practitioner, and consultant.
Brian K. Reid. Mr. Reid joined the Board of the Fund and the other funds in the Fund Complex in 2018.  Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.
Grace C. Torres. Ms. Torres joined the Board of the Fund and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Keith Hartstein) or the Chair of the Nominating and Governance Committee (Linda W. Bynoe), in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Fund's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Barry H. Evans	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Laurie Simon Hodrick	None	Over $100,000
Brian K. Reid	None	Over $100,000
Grace C. Torres	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.
Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Prudential Investment Portfolios 6 38

MANAGEMENT & ADVISORY ARRANGEMENTS
MANAGER. The Manager’s address is 655 Broad Street, Newark, New Jersey 07102-4410. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the PGIM Funds. See the Prospectus for more information about PGIM Investments. As of September 30, 2021, the Manager served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $370.3 billion.
The Manager is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PMFS, an affiliate of PGIM Investments, serves as the transfer agent and dividend distribution agent for the PGIM Funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.
Pursuant to a management agreement between PIP 6 on behalf of the Fund and PGIM Investments (the Management Agreement), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the subadviser(s) and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the Custodian) and PMFS. The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee or subsidize the Fund's expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.
In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses:
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the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Board Members;
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all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and
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the fees, costs and expenses payable to any subadviser pursuant to a subadvisory agreement between PGIM Investments and such subadviser.
Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:
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the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;
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the fees and expenses of Independent Board Members;
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the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;
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the charges and expenses of the Fund's legal counsel and independent auditors and of legal counsel to the Independent Board Members;
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brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with securities (and futures, if applicable) transactions;
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all taxes and corporate fees payable by the Fund to governmental agencies;
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the fees of any trade associations of which the Fund may be a member;
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the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
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the cost of fidelity, directors and officers and errors and omissions insurance;
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the fees and expenses involved in registering and maintaining registration of the Fund and of Fund shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
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litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The applicable fee rate and the management fees received by PGIM Investments from the Fund for the indicated fiscal years are set forth below.
Management Fee Rate (Effective April 1, 2020):
0.38% of average daily net assets up to $5 billion;
0.37% of average daily net assets over $5 billion.
Management Fee Rate (Prior to April 1, 2020):
0.50% to $1 billion of average daily net assets;
0.45% over $1 billion of average daily net assets.
Management Fees Received by PGIM Investments
	2021	2020	2019
Gross Fee	$812,390	$882,766	$913,362
Amount Waived/Reimbursed by PGIM Investments*	$(250,007)	$(79,382)	$(12,484)
Net Fee	$562,383	$803,384	$900,878
Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver and is the actual fee amount paid by the Fund, if any, to PGIM Investments.
*PGIM Investments has contractually agreed that to the extent the Fund invests in an ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver will be effective at any time the Fund is invested in the PGIM ETF and will remain in effect for so long as the Fund is invested in the PGIM ETF, unless earlier terminated by agreement of the Board of the Fund.
SUBADVISORY ARRANGEMENTS. The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with the Fund's subadviser. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives, investment program and policies. The subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser's performance of such services.
As discussed in the Prospectus, PGIM Investments employs the subadviser under a “manager of managers” structure that allows PGIM Investments to replace the subadviser or amend a Subadvisory Agreement without seeking shareholder approval. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PGIM Investments, or the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Any new subadvisory agreement or amendment to the Fund’s Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.

Prudential Investment Portfolios 6 40

The applicable fee rate and the subadvisory fees paid by PGIM Investments for the indicated fiscal years are set forth below. Subadvisory fees are based on the average daily net assets of the Fund, calculated and paid on a monthly basis, at the fee rate as set forth in the Subadvisory Agreement. Subadvisory fees are paid by PGIM Investments out of the management fee that it receives from the Fund.
Subadvisory Fee Rate (Effective April 1, 2020):
0.19% of average daily net assets up to $5 billion;
0.185% of average daily net assets over $5 billion.
Subadvisory Fee Rate (Prior to April 1, 2020):
0.25% of average daily net assets.
Subadvisory Fees Paid by PGIM Investments
	2021	2020	2019
PGIM Fixed Income*	$406,195	$441,381	$456,682
*The Manager has entered into contractual waiver agreement with the subadviser whereby the fees received by the subadviser may be waived to the extent that the Fund invests in a PGIM ETF subadvised by the subadviser.
THE FUND’S PORTFOLIO MANAGERS: INFORMATION ABOUT OTHER ACCOUNTS MANAGED
The table below identifies the number and total assets of other mutual funds and other types of investment accounts managed by each portfolio manager. For each category, the number of investment accounts and total assets in the investment accounts whose fees are based on performance, if any, is indicated in italics typeface. Information shown below is as of the Fund’s most recently completed fiscal year, unless noted otherwise.
Other Funds and Investment Accounts Managed by the Portfolio Managers
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets
PGIM Fixed Income*	Robert Tipp, CFA	40/$105,704,359,512	19/$29,835,017,539 1/$884,844,259	83/$62,981,349,874 8/$6,869,169,683
	Susan M. Courtney**	25/$4,020,257,981	14/$445,524,695 1/$6,466,504	139/$12,690,332,421 4/$29,900,151
	Lee Friedman, CFA	29/$35,750,599,748	22/$6,703,634,581 1/$6,466,504	229/$89,405,515,106 9/$4,614,542,635
	John Dittemer	25/$4,020,257,981	14/$445,524,695 1/$6,466,504	139/$12,690,332,421 4/$29,900,151
*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
**Ms. Courtney has announced her intention to retire on or about December 2021.
THE FUND’S PORTFOLIO MANAGERS: PERSONAL INVESTMENTS AND FINANCIAL INTERESTS
The table below identifies the dollar value (in ranges) of investments beneficially held by, and financial interests awarded to, each portfolio manager, if any, in the Fund and in other investment accounts managed by, or which have an individual portion or sleeve managed by, each portfolio manager that utilize investment strategies, objectives and policies similar to the Fund. Information shown below is as of the Fund’s most recently completed fiscal year, unless noted otherwise.
Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
PGIM Fixed Income	Robert Tipp, CFA	$50,001 - $100,000
	Susan M. Courtney**	$100,001 - $500,000
	Lee Friedman, CFA	$10,001 - $50,000
	John Dittemer	$10,001 - $50,000

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. “Other financial interests” are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager’s direct investment in the Fund is as follows: Robert Tipp: None; Susan M. Courtney: None; Lee Friedman: None; John Dittemer: None.
**Ms. Courtney has announced her intention to retire on or about December 2021.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.
PGIM, Inc. (PGIM)
COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
1.
business initiatives;
2.
the number of investment professionals receiving a bonus and related peer group compensation;
3.
financial metrics of the business relative to those of appropriate peer groups; and
4.
investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to more closely align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The chief investment officer/head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.
POTENTIAL CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

Prudential Investment Portfolios 6 42

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it; for example, by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
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Larger accounts/higher fee strategies - Large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells, a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. As a result, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure – There are times when PGIM Fixed Income invests, client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when, PGIM Fixed Income invests, client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
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When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell, investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.
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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
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Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; and (v) metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests, client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit both PGIM Fixed Income and its affiliate through increasing assets under management and fees.
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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
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Conflicts Related to Co-investment by Affiliates PGIM Fixed Income affiliates provide, initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for the fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

Prudential Investment Portfolios 6 44

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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates.
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities, the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates, directors or officers are directors, or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.
Conflicts Arising Out of Legal and Regulatory Restrictions.
At times, PGIM Fixed Income is, restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of or (iii) share investment analysis regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients).

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PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought, with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants
Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA)can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Prudential Investment Portfolios 6 46

Conflicts Related to Securities Lending and Reverse Repurchase Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon (BNY), 240 Greenwich Street, New York, New York 10286, serves as Custodian for the Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any non-U.S. assets held outside the United States.
SECURITIES LENDING ACTIVITIES. Securities Finance Trust Company (eSecLending) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and eSec Lending.
As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. As administered by eSecLending, available securities from the Fund’s portfolio are furnished to borrowers either through security-by-security loans effected by eSecLending as lending agent on behalf of the Fund or through an auction process managed and conducted by eSecLending through which a winning bidder (as selected and approved by PGIM Investments on behalf of the Fund) is given the exclusive right to borrow the securities subject to the auction for an agreed-upon period of time.

eSecLending is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers.
eSecLending receives as compensation for its services a portion of the amount earned by the Fund for lending securities.
The table below sets forth, for the Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by the Fund resulting from lending securities.
Securities Lending Activities:
Gross Income from securities lending activities	$—
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$—
Administrative fees not included in revenue split	$—
Indemnification fee not included in revenue split	$—
Rebate (paid to borrower)	$—
Other fees not included in revenue split (specify)	$—
Aggregate fees/compensation for securities lending activities	$—
Net Income from securities lending activities	$—
TRANSFER AGENT. PMFS, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (BNYAS), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-transfer agent to the Fund. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.
For the most recently completed fiscal year, the Fund incurred the following amount of fees for services provided by PMFS:
Fees Paid to PMFS
Amount
PGIM California Muni Income Fund	$17,406
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP (PwC), 300 Madison Avenue, New York, New York 10017-6204 served as the independent registered public accounting firm for the Fund for the fiscal year ended August 31, 2021. PwC audits the Fund’s annual financial statements and expresses an opinion thereon.
KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the Fund for the fiscal years prior to August 31, 2021.
DISTRIBUTION OF FUND SHARES
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS or the Distributor), 655 Broad Street, Newark, New Jersey 07102-4410, acts as the distributor of all of the shares of the Fund. The Distributor is a subsidiary of Prudential.

Prudential Investment Portfolios 6 48

The Distributor incurs the expenses of distributing each of the Fund's share classes pursuant to separate Distribution and Service (12b-1) Plans or Distribution Plans, as applicable, for each share class (collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement). PIMS also incurs the expenses of distributing any share class offered by the Fund which is not subject to a Distribution and Service (12b-1) Plan, and none of the expenses incurred by PIMS in distributing such share classes are reimbursed or paid for by the Fund.
The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, as applicable, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including sales promotion expenses.
Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor, as applicable, as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor’s expenses exceed its distribution and service (12b-1) fees, the Fund will not be obligated to pay any additional expenses. If the Distributor’s expenses are less than such distribution and service (12b-1) fees, then it will retain its full fees and realize a profit.
The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.
Distribution expenses attributable to the sale of each share class are allocated to each such class based upon the ratio of sales of each such class to the combined sales of all classes of the Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class or another fund.
Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Board Members who are not interested persons of the Fund and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Board Members), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Board Members or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.
Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Board Members shall be committed to the Rule 12b-1 Board Members.
Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. In addition to distribution and service (12b-1) fees paid by the Fund under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.
CLASS A SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of up to 0.25%) may not exceed 0.25% of the average daily net assets of the Class A shares of the Fund. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect. If you purchase $500,000 or more of Class A shares, you are subject to a 1.00% CDSC (defined below) for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).
For the most recently completed fiscal year, the Distributor received payments under the Class A Plan of the Fund. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges and proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. The payments received and amounts spent by the Distributor during the most recently completed fiscal year are detailed in the tables below.

CLASS C SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class C Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class C shares at an annual rate of 1.00% of the average daily net assets of the Class C shares. The Class C Plan provides that (1) 0.25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) 0.75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class C shares. The service fee (0.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectus discusses any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.
For the most recently completed fiscal year, the Distributor received payments under the Class C Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class C shares. The payments received and amounts spent by the Distributor during the most recently completed fiscal year are detailed in the table below.
Payments Received by the Distributor
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$339,782
CLASS A INITIAL SALES CHARGES	$85,393
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$50
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$157,002
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$2,922
For the most recently completed fiscal year, the Distributor spent the following amounts on behalf of the Fund:
Amounts Spent by the Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS A	$0	$294,729	$158,267	$452,996
CLASS C	$0	$146,892	$1,057	$147,949
* Includes amounts paid to affiliated broker/dealers.
** Including sales promotion expenses.
FEE WAIVERS AND SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor may from time to time waive a portion of the distribution (12b-1) fees as described in the Prospectus. Fee waivers and subsidies will increase the Fund's total return.
PAYMENTS TO FINANCIAL SERVICES FIRMS. As described in the Fund's Prospectus, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.
The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments of more than $10,000 in calendar year 2020 for marketing and product support of the Fund and other PGIM Funds as described above.
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Ameriprise Financial, Inc.
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Wells Fargo Advisors, LLC
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Prudential Retirement
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Charles Schwab & Co, Inc.
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Morgan Stanley Smith Barney
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Raymond James Financial
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National Financial Services
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Merrill Lynch Pierce Fenner & Smith Inc.
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LPL Financial LLC
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UBS
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Edward Jones
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Commonwealth Financial Network

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Matrix Financial Group
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Empower Retirement
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Cetera Advisor Networks
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Principal Securities Inc.
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PNC
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AIG Advisor Group
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Voya Financial
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ADP Broker Dealer, Inc.
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John Hancock
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American United Life Insurance Co.
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Nationwide Investment Services Co.
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TIAA
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Massachusetts Mutual
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Midatlantic Capital Group
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Standard Insurance Company
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Ascensus, LLC.
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Northwestern Mutual
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Securities America, Inc.
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Talcott Resolution Life
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Reliance Trust Company
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Alight Solutions LLC
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RBC Capital Markets, LLC
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T. Rowe Price
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Cambridge Investment Research
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The Vanguard Group, Inc.
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Sammons Retirement Solutions
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Lincoln Financial Group
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Valic Financial Advisors Inc.
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Citigroup Inc.
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Security Benefit
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Janney Montgomery Scott, LLC
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Newport Group, Inc.
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Securities Service Network, LLC
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KMS Financial Services Inc
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Triad Advisors, LLC
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Northern Trust
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Investacorp
COMPUTATION OF OFFERING PRICE PER SHARE
Using the NAV at August 31, 2021, the offering prices of Fund shares were as follows:
Offering Price Per Share

Class A
NAV and redemption price per Class A share	$10.81
Maximum initial sales charge (3.25% of the public offering price)	$0.36
Maximum offering price to public	$11.17
Class C
NAV and redemption price per Class C share	$10.81
Class Z
NAV and redemption price per Class Z share	$10.81
Class R6
NAV and redemption price per Class R6 share	$10.81

Explanatory Notes to Table:
Class A and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. See “How to Buy, Sell and Exchange Fund Shares—How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC)” in the Prospectus.
PORTFOLIO TRANSACTIONS & BROKERAGE
The Fund has adopted a policy pursuant to which the Fund and its Manager, subadviser and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term “Manager” includes the subadviser.
The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a non-U.S. securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.
In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate,

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is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objectives. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the Manager to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Board Members, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliate must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Set forth below is information concerning the payment of commissions by the Fund, including the amount of such commissions paid to an affiliate, if any, for the indicated fiscal years or periods:
Brokerage Commissions Paid by the Fund ($)
	2021	2020	2019
Total brokerage commissions paid by the Fund	$185	$165	$86
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Fund held the following securities of its regular brokers and dealers.
Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
	Equity or Debt	Amount
None	None	None
The below table shows the Fund’s portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Fund Name	2021	2020
PGIM California Muni Income Fund	27%	81%
ADDITIONAL INFORMATION
FUND HISTORY. Prudential Investment Portfolios 6, formerly known as Prudential California Municipal Fund (the Fund), was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. The Fund consisted of three series-the California Money Market Series, the California Series and the California Income Series. The Board approved changing the name of the Fund to Dryden California Municipal Fund, effective on July 7, 2003. Effective as of February 16, 2010, the Board approved changing the name of the Fund to Prudential Investment Portfolios 6.

On September 24, 2004, the Board approved the liquidation of the California Money Market Series, which was effective on September 29, 2004. On July 19, 2006 the Board approved the reorganization of the California Series into the California Income Series, which concluded on December 15, 2006. Effective as of February 16, 2010, the Board approved changing the name of the California Income Series to the Prudential California Muni Income Fund. Effective as of June 11, 2018, the Board approved changing the name of the Prudential California Muni Income Fund to the PGIM California Muni Income Fund.
DESCRIPTION OF SHARES AND ORGANIZATION. The Fund is permitted to issue an unlimited number of full and fractional shares, par value $0.01 per share, in separate series, currently designated as the PGIM California Muni Income Fund. The PGIM California Muni Income Fund is authorized to issue an unlimited number of shares, divided into five classes, designated Class A, Class C, Class R6, and Class Z. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except for Class R6 shares and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class C shares have a conversion feature. Class R6 shares and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Board may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.
Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class R6 shares and Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class R6 shareholders and Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Board Members.
The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted upon by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Board Members or to transact any other business. The Fund will render assistance to those shareholders who call such a meeting.
The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Set forth below are the name and address of any person (a “principal shareholder”) who owned of record or beneficially 5% or more of any class of outstanding shares of the Fund and their percentage of ownership. Also set forth below are the name and address of any person (a “control person”) who owned of record or beneficially either directly or through controlled companies more than 25% of the voting securities of the Fund or who acknowledges or asserts the existence of control. Control persons may be able to determine or significantly influence the outcome of matters submitted to a shareholder vote.

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Principal Fund Shareholders (as of October 6, 2021)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM CALIFORNIA MUNI INCOME CL A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	1,103,380.719	8.47%
PGIM CALIFORNIA MUNI INCOME CL A	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3003	1,602,140.155	12.29%
PGIM CALIFORNIA MUNI INCOME CL A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,669,143.520	35.83%
PGIM CALIFORNIA MUNI INCOME CL A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	968,867.935	7.43%
PGIM CALIFORNIA MUNI INCOME CL C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	99,182.420	7.86%
PGIM CALIFORNIA MUNI INCOME CL C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	68,437.842	5.43%
PGIM CALIFORNIA MUNI INCOME CL C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	560,495.591	44.44%
PGIM CALIFORNIA MUNI INCOME CL C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	78,756.682	6.24%
PGIM CALIFORNIA MUNI INCOME CL C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	175,259.166	13.90%
PGIM CALIFORNIA MUNI INCOME CL Z	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,725,710.882	31.05%
PGIM CALIFORNIA MUNI INCOME CL Z	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,513,431.905	27.23%
PGIM CALIFORNIA MUNI INCOME CL Z	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	394,298.657	7.09%

Principal Fund Shareholders (as of October 6, 2021)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM CALIFORNIA MUNI INCOME CL Z	CHARLES SCHWAB CO 211 MAIN ST SAN FRANCISCO CA 94105-1901	472,128.871	8.49%
PGIM CALIFORNIA MUNI INCOME CL Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	289,886.194	5.22%
PGIM CALIFORNIA MUNI INCOME CL R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	482,705.591	30.41%
PGIM CALIFORNIA MUNI INCOME CL R6	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3003	1,100,511.412	69.32%

Control Persons (as of October 6, 2021)
Fund Name	Shareholder Name and Address	No. of Shares	% of Fund
PGIM CALIFORNIA MUNI	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,743,071.016	31.45%
As of the date of this SAI, the Board Members and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.
FINANCIAL STATEMENTS
The financial statements for PGIM California Muni Income Fund for the fiscal year ended August 31, 2021, which are incorporated in this SAI by reference to the 2021 Annual Report to shareholders (File No. 811-04024), were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements for PGIM California Muni Income Fund for the fiscal year ended August 31, 2020, which are also incorporated in this SAI by reference to the 2021 Annual Report to shareholders (File No. 811-04024), were audited by KPMG LLP, an independent registered public accounting firm. You may obtain a copy of the Annual Report at no charge by request to the Fund by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

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PART II
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
SHARE CLASSES. The Fund may offer shares of one or more classes to investors. Not every share class described in this SAI may be offered, and investors should consult their Prospectus for specific information concerning the share classes that are available to them.
Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class C shares or Class A shares, in certain circumstances). Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class Z, if offered, are offered only to a limited group of investors at NAV without any sales charges.
Additional or different classes of shares may also be offered, including Class R, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6. If offered, specific information with respect to these share classes is set forth in the Prospectus and SAI.
For more information, see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares” in the Prospectus.
PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's Custodian.
If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.
In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies the Fund's name, the share class to be purchased, your name, individual account number, Direct Deposit Account (DDA) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.
ISSUANCE OF FUND SHARES FOR SECURITIES. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are relatively liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.
MULTIPLE ACCOUNTS. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under “How to Buy and Sell Fund Shares—How to Buy Shares” are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.
REOPENING AN ACCOUNT. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.
RESTRICTIONS ON SALE OF FUND SHARES. The right of redemption may be suspended or the date of payment may be postponed for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal of Fund securities is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

REDEMPTION IN KIND. The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash, and you would bear all market risk relating to the securities until the securities are sold. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.
RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under “Reducing or Waiving Class A's Initial Sales Charge” in the Prospectus, may aggregate the value of their existing holdings of Class A and Class C shares of the Fund and shares of other PGIM Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with PMFS and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge). The Distributor, your broker or PMFS must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. This does not apply to PGIM Government Money Market Fund.
SALE OF SHARES. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS or your broker or other financial intermediary. See “Net Asset Value” below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive your sell order before the NAV is computed for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. Eastern Time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.
All correspondence and documents concerning redemptions should be sent to the Fund in care of PMFS, P.O. Box 9658, Providence, Rhode Island 02940 or to your broker or other financial intermediary.
If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to PMFS must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of PMFS, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.
Payment for redemption of recently purchased shares may be delayed until the Fund or PMFS has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.
SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on PMFS’ records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with PMFS, the signature(s) on the redemption request or stock power must be Medallion signature guaranteed. The Medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. PMFS reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. PMFS also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a Medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in PMFS' records, a Medallion signature guarantee is not required.
Under normal market conditions, payment for shares presented for redemption will be made by check within seven days after receipt by PMFS or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such

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payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $100 or more, except if an account for which an expedited redemption is requested has an NAV of less than $100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (ACH) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern Time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Fund Shares-Telephone Redemptions or Exchanges” in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.
INVOLUNTARY REDEMPTION. If the value of your account with PMFS is less than $500 for any reason, PMFS may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an individual retirement account (IRA) or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan (AIP) accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts under the same registration with multiple share classes in the Fund whose combined value exceeds $500, or (iv) clients with assets more than $50,000 across the PGIM Funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.
PMFS has the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, PMFS is required by law to close your account if you do not provide the required identifying information; this would result in the redemption of shares at the then-current day's NAV and the proceeds would be remitted to you via check. PMFS will attempt to verify your identity within a reasonable time frame (e.g., 60 days) which may change from time to time.
ACCOUNT MAINTENANCE FEE. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing lower balance accounts, if the value of your Class A, Class C or Class Z account with PMFS is less than $10,000, a $15 annual account maintenance fee (“account maintenance fee”) will be deducted from your account. The account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. The account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts for which you have elected to receive your account statements, transaction confirmations, prospectuses, and fund shareholder reports electronically rather than by mail, (iii) omnibus accounts or other accounts for which the dealer is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM Funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors or other financial intermediary.
90 DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege during the previous 12 months, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A or Class C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) This repurchase privilege can only be used once in a 12-month period. You must notify PMFS, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” in the Fund’s prospectus.
CONTINGENT DEFERRED SALES CHARGE (CDSC)
Class A. Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC.
Class C. Class C shares redeemed within 12 months of purchase will be subject to a 1.00% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you.
Waiver of CDSC. The Class A or Class C CDSC is waived if the shares are sold:
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After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or disability of the grantor). This waiver applies to individual shareholders as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability,
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To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account, and
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To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
If you purchase Class Z shares (see “Qualifying for Class Z Shares” in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, PMFS will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.
Calculation of CDSC. The CDSC will be imposed on any redemption that reduces the current value of your Class A or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), and 12 months in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class C shares of a money market fund. See “Shareholder Services—Exchange Privileges” below.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.
As noted above, the CDSC will be waived in the case of a redemption following the death or permanent disability of a shareholder or, in the case of a trust account, following the death or permanent disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of permanent disability, provided that the shares were purchased prior to death or permanent disability.

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The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For distributions from an IRA or 403(b) custodial account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder reaches qualified age based on applicable IRS regulations. The distribution form must be signed by the shareholder.
AUTOMATIC CONVERSION OF CLASS C SHARES. Class C shares automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge.
Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
Class C shares were generally closed to investments by new group retirement plans effective on or about June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.
The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the conversion of shares does not constitute a taxable event for federal income tax purposes. The automatic conversion of Class C shares into Class A shares may be suspended if such opinions or rulings are no longer available. If such conversions are suspended, Class C shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service (12b-1) fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.
EXCHANGE OF SHARE CLASSES WITHIN THE FUND. Within the Fund, investors or their financial intermediaries may wish to exchange investments in one share class of the Fund to another share class offered by the same Fund. For certain exchanges, subject to the discretion of the Manager and or its affiliates, the Fund may need to waive applicable sales charges in the share class that the shareholder is receiving and/or waive CDSC on the redeemed shares, as applicable.
Such exchanges may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the exchange of shares does not constitute a taxable event for federal income tax purposes. If such opinions or rulings are no longer available, then the exchange may be a taxable event. Shareholders should consult their tax advisers regarding the tax consequences of the exchange of shares.
Please contact PMFS at (800) 225-1852 for more details on such exchanges.

NET ASSET VALUE
The price an investor pays for the Fund's share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time. For purposes of computing NAV, the Fund will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.
In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, or if the mean price does not represent fair value, in the judgment of the Manager. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and U.S Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Options on securities and securities indices that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date. If this methodology is determined to not be representative of the market value for the options, they will be fair valued.
Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-U.S. securities in a non-U.S. currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Fund's Board.
Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the relative liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other PGIM Funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the

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following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.
A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.
In addition, the Fund uses a service provided by a pricing vendor to fair value non-U.S. Fair Value Securities, which are securities that are primarily traded in non-U.S. markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of non-U.S. Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the U.S. market and the non-U.S. market on which the securities trade.
The use of fair value pricing procedures involves subjective judgments, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.
Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.
If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
SHAREHOLDER SERVICES
Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by PMFS. Share certificates are no longer issued for shares of the Fund. The Fund furnishes to shareholders the following privileges and plans:
AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct PMFS in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to PMFS within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by PMFS. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.
EXCHANGE PRIVILEGES. The Fund furnishes to shareholders the privilege of exchanging their shares of the Fund for shares of certain other PGIM Funds, as disclosed in the Fund’s Prospectus, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other PGIM Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of PGIM Funds, the exchange privilege is available for those funds eligible for investment in the particular program.
It is contemplated that the exchange privilege may be applicable to new PGIM Funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to PMFS and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.
If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.
If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares” above.
You may also exchange shares by mail by writing to PMFS, P.O. Box 9658, Providence, RI 02940.
In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.
Class A shares: Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other PGIM Funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the PGIM Funds participating in the exchange privilege.
The following money market fund participates in the Class A exchange privilege: PGIM Government Money Market Fund (Class A shares).
Participants in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, for which the Fund is an available option, may have their Class A shares, if any, exchanged for Class Z shares of the Fund, if available as an investment option, when they elect to have those assets become a part of the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) may be exchanged for Class A shares of the Fund at NAV if Class Z shares are not available to the shareholder as an investment option outside the program. Contact your program sponsor or financial intermediary with any questions.
Class C shares: Shareholders of the Fund may exchange their Class C shares of the Fund for Class C shares of other PGIM Funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class C shares were held in a money market fund.
Class C shares may also be exchanged for shares of PGIM Government Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund.
At any time after acquiring shares of other funds participating in the Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any CDSC.
Shareholders who qualify to purchase Class Z shares may have their Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares upon notification. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class C shares and (3) amounts representing Class C shares held beyond the applicable CDSC period. Class C shareholders must notify PMFS either directly or through Wells Fargo Advisors, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

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Participants in any fee-based program for which the Fund is an available option may arrange with the Transfer Agent or their recordkeeper to have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), the participant may arrange with the Transfer Agent or their recordkeeper to have such Class Z shares acquired through participation in the program exchanged for Class A shares at NAV. Similarly, participants in Wells Fargo Advisors' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wells Fargo Advisors 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) may arrange with the Transfer Agent or their recordkeeper to have their Class Z shares exchanged for Class A shares at NAV.
Additional details about the exchange privilege and prospectuses for each of the PGIM Funds are available from PMFS, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and the Fund, or the Distributor, has the right to reject any exchange application relating to the Fund's shares.
Class R shares: Class R shares may be exchanged for Class R shares of other PGIM Funds.
Class R2 shares: Class R2 shares may be exchanged for Class R2 shares of other PGIM Funds (except the Prudential Day One Funds).
Class R4 shares: Class R4 shares may be exchanged for Class R4 shares of other PGIM Funds (except the Prudential Day One Funds).
Class Z shares: Class Z shares may be exchanged for Class Z shares of other PGIM Funds.
Class R6 shares: Class R6 shares may be exchanged for Class R6 shares of other PGIM Funds (except the Prudential Day One Funds or the PGIM 60/40 Allocation Fund).
AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.
Further information about this program and an application form can be obtained from PMFS, the Distributor or your broker.
SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available to shareholders through the PMFS or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain instances), Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
PMFS, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.
Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.
Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances) and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.
MUTUAL FUND PROGRAMS. From time to time, the Fund may be included in a mutual fund program with other PGIM Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.
The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

TAX-DEFERRED RETIREMENT PROGRAMS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and “tax-deferred accounts” under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or PMFS.
Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.
TAXES, DIVIDENDS AND DISTRIBUTIONS
The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Code, Treasury Regulations, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.
Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If the Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.
In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a QPTP.
The Fund must also satisfy an asset diversification test on a quarterly basis. Failure to do so may result in the Fund being subject to penalty taxes, being required to sell certain of its positions, and may cause the Fund to fail to qualify as a regulated investment company. Under this asset diversification test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more QPTPs (as such term is defined in the Code) and commonly referred to as “master limited partnerships.”
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. The Fund’s investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or non-U.S. income, franchise or withholding tax liabilities.
If for any year the Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a

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regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of five years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.
EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.
The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
FUND INVESTMENTS. The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.
Gains or losses on sales of stock or securities by the Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-U.S. currency and passive non-U.S. investment company (“PFIC”) losses over post-October non-U.S. currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by the Fund on stock or securities and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.
Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require the Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.
In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement. The Fund will face a similar issue with market discount that it elects, or is required to accrue.
Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be “marked to market” for federal income tax purposes at the end of the Fund’s taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund’s taxable year. Except with respect to certain non-U.S. currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.
Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts or dispositions of debt securities denominated in a non-U.S. currency that are attributable to fluctuations in the value of the non-U.S. currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the

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Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
The Fund may make investments in equity securities of non-U.S. issuers, subject to the requirements of its investment restrictions. If the Fund purchases shares in PFICs, the Fund may be subject to federal income tax on a portion of any “excess distribution” from such non-U.S. corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.
Alternatively, the Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If the Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.
Notwithstanding any election made by the Fund, dividends attributable to distributions from a non-U.S. corporation will not be eligible for the special tax rates applicable to qualified dividend income if the non-U.S. corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.
The Fund may invest in REITs, subject to the requirements of its investment restrictions. The Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, between 2018 and 2025, a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may pass through to its shareholders the special character of this income. Ordinary dividends received by the Fund from a REIT will generally not constitute qualified dividend income, which would be eligible for tax at a reduced rate.
Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not  intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at capital gain income tax rates. The amount of dividend income that may be reported by the Fund as qualified dividend income will generally be limited to the aggregate of the eligible dividends received by the Fund. Dividends of net investment income that are not reported as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. For tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may also report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for treatment as qualified dividend income or for the dividends received deduction or qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.
Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.
Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in (1) state, municipal and other bonds that are excluded from gross income for federal income tax purposes or (2) interests in other regulated investment companies, and, in each case, as long as the Fund properly reports such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of the Fund (other than if the Fund declares income dividends daily and pays such dividends at least as frequently as monthly) and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Fund may affect a non-U.S. corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i)“substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the federal “branch profits” tax, or the federal “excess net passive income” tax.
The Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Distributions that exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below. Distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund’s shares by the amount of the distribution. If the NAV is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.
SALE OR REDEMPTION OF SHARES. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) before January 31 of the calendar year following the calendar year in which the original stock was disposed of, (2) pursuant to a reinvestment right received upon the purchase of the original shares and (3) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.
Capital gain of a non-corporate U.S. shareholder is generally taxed at a federal income tax rate of up to 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts, which are adjusted annually for inflation. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Cost Basis Reporting. Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. To calculate the gain or loss on shares sold, you need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. The Fund’s Transfer Agent supports several different cost basis methods from which you may select a cost basis method you believe best suited to your needs. If you decide to elect the Transfer Agent’s default method, which is average cost, no action is required on your part. For shares acquired on or after January 1, 2012, if you change your cost basis method, the new method will apply to all shares in the account if you request the change prior to the first redemption. If, however, you request the change after the first redemption, the new method will apply to shares acquired on or after the date of the change. Keep in mind that the Fund’s Transfer Agent is not required to report cost basis information to you or the IRS on shares acquired before January 1, 2012. However, the Transfer Agent will provide this information to you, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to you by the Transfer Agent and not transmitted to the IRS.
BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 24% of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. In addition, dividends and capital gain dividends made to corporate United States holders may be subject to information reporting and backup withholding. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
MEDICARE CONTRIBUTION TAX. A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 if married filing jointly). The Fund shareholder’s net investment income will generally include, among other things, dividend income from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in the Fund shares.
NON-U.S. SHAREHOLDERS. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, net capital gain dividends, exempt-interest dividends, amounts retained by the Fund that are reported as undistributed capital gains, and amounts reported by the Fund as interest-related dividends or short-term capital gain dividends.
The foregoing applies when the non-U.S. shareholder’s income from the Fund is not effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.
Distributions that the Fund reports as “short-term capital gain dividends” or “net capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation (including a REIT dividend attributable to such gain) and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
The Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests if the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders).
In the case of non-U.S. non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their non-U.S. status.

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Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) non-U.S. financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other non-U.S. entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, non-U.S. financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant non-U.S. financial institutions or to account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other non-U.S. entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of non-U.S. taxes.
NON-U.S. TAXES. The Fund may be subject to non-U.S. withholding taxes or other non-U.S. taxes with respect to income (possibly including, in some cases, capital gain) received from sources within non-U.S. countries. So long as more than 50% by value of the total assets of the Fund (1) at the close of the taxable year, consists of stock or securities of non-U.S. issuers, or (2) at the close of each quarter, consists of interests in other regulated investment companies, the Fund may elect to treat any non-U.S. income taxes paid by it as paid directly by its shareholders.
If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund’s income taxes. A non-U.S. tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the non-U.S. source income. For this purpose, each shareholder must treat as non-U.S. source gross income (i) its proportionate share of non-U.S. taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from non-U.S. sources; the gain from the sale of securities will generally be treated as U.S. source income and certain non-U.S. currency gains and losses likewise will be treated as derived from U.S. sources. This non-U.S. tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “general” income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund’s non-U.S. income taxes. In addition, shareholders will not be eligible to claim a non-U.S. tax credit with respect to non-U.S. income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels. For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of non-U.S. income taxes, if any, to be passed through to the shareholders and the amount of non-U.S. taxes, if any, for which shareholders of the Fund will not be eligible to claim a non-U.S. tax credit because the holding period requirements (described above) have not been satisfied.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.
CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2021 of approximately $1,622,000 which can be carried forward for an unlimited period. The Fund utilized approximately $107,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of each Fund in the PGIM Fund complex has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each Fund and to authorize certain arrangements to make available information about portfolio holdings. These policies and procedures are designed to ensure that disclosures of the Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of the Fund and the Fund's adviser. The policy is designed to ensure that disclosures of nonpublic portfolio holdings to selected third parties are made only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.
The Board has authorized PGIM Investments, as the investment manager of the Fund, to administer these policies and procedures and to enter into confidentiality agreements on behalf of the Fund that provide that all information disclosed shall be treated as confidential and that the recipient will not trade on the nonpublic information. No material, non-public information, including but not limited to portfolio holdings, may be disseminated to third parties except in compliance with these policies and procedures.
The Custodian Bank (Bank of New York Mellon) is authorized to facilitate, under the supervision of PGIM Investments, the release of portfolio holdings.
Regulatory Filings. Portfolio holdings for the Fund will be made public at the time of quarterly public regulatory filings via Forms N-CSR and/or N-PORT unless noted otherwise herein.
Annual and semi-annual reports for the Fund are filed with the SEC on Form N-CSR and transmitted or made available to shareholders within 60 days after the end of the second and fourth fiscal quarters. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and at the website for the PGIM Funds (www.pgim.com/investments).
Portfolio holdings for the Fund are filed with the SEC on Form N-PORT. Form N-PORT is filed with the SEC quarterly, and the Fund's full portfolio holdings as of its first and third quarter ends of each fiscal quarter will be made publicly available 60 days after the end of each quarter on www.sec.gov.
Public Disclosures—Fund Holdings and Characteristics. The Fund may post on the PGIM Funds website a detailed list of its portfolio holdings and characteristics derived from the portfolio holdings as of the end of each calendar month approximately 15 days after the end of the month, unless noted otherwise herein.
Any portfolio holdings and characteristics information that is posted to the Fund’s website and third-party databases but not contained in regulatory filings may be distributed at or after posting to financial advisors, investment consultants, broker-dealers, registered investment advisers, plan sponsors, shareholders, plan participants, and third-party databases.
Public Disclosures—Other Time Periods. Where the Fund has recently commenced operations or adopted significant changes to its investment policies (a “repositioning”), it may make available in the manner described above the same portfolio holdings and characteristics information, but as of other relevant period-ends besides month-end, with such information made available and posted to the website approximately 15 days after the commencement of the Fund’s operations or the date of the repositioning (“Effective Date”), and any portfolio holdings or characteristics information may be distributed after posting to financial advisors, investment consultants, broker-dealers, registered investment advisers, plan sponsors, shareholders, plan participants, and third-party databases. The Fund may release this information until the first quarter-end or the first month-end following the Effective Date, as applicable.
Other than as set forth above, the release of holdings and characteristics information will normally occur 15 days after the end of the month: the release of holdings and characteristics information other than 15 days after the end of the month will be determined based on procedures approved by the Chief Compliance Officer. In addition, when authorized by the Chief Compliance Officer and another officer of the PGIM Funds, portfolio holdings information may be publicly disseminated more frequently or at different periods than as described above.
Public Disclosures—Non-Specific Information. The Fund and/or PGIM Investments may publicly distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings.
Ongoing Nonpublic Disclosure Arrangements. The Fund has entered into ongoing arrangements to make available nonpublic information about its portfolio holdings, subject to the conditions, restrictions and requirements set forth below. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

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All requests from third parties for portfolio holdings shall require the following steps:
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A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail, staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).
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The request shall be forwarded to PGIM Investments’ Product Development Group and to the Chief Compliance Officer or his delegate for review and approval.
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A confidentiality agreement in the form approved by the Fund officer must be executed by the recipient of the portfolio holdings.
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A Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to PGIM Investments’ Law Department.
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Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Group to arrange the release of portfolio holdings.
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PGIM Investments’ Fund Administration Group shall arrange the release by the Custodian Bank.
Requests for disclosure to PGIM Investments or its employees shall follow the procedures noted above other than the execution of a confidentiality agreement.
Set forth below are the authorized ongoing arrangements as of the date of this SAI:
1. Traditional External Recipients/Vendors
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Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
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Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;
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Full holdings on a daily basis to the Fund's subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When the Fund has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the subadviser has responsibility;
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Full holdings to the Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis;
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Full holdings to the Fund’s counsel on an as-needed basis;
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Full holdings to counsel of the Fund’s independent board members on an as-needed basis; and
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Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi-annual and annual period-ends.
2. Analytical Service Providers
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Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;
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Full holdings on a daily basis to FactSet Research Systems, Inc. (investment research provider) at the end of each day;
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Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
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Full holdings on a quarterly basis to Frank Russell Company (investment research provider) when made available;
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Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (PGIM Jennison Growth Fund and certain other selected PGIM Funds only);
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Full holdings on a daily basis to ICE (InterContinental Exchange), IHS Markit and Thompson Reuters (securities valuation);
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Full holdings on a daily basis to Standard & Poor’s Corporation (securities valuation);
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Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes).
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see “Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind” in the SAI.
In addition, the Fund provides an industry trade group, subject to a confidentiality agreement, with data from the Fund's N-PORT filing with the SEC on a quarterly basis. Such data is aggregated with other industry participants and made anonymous for the purposes of research strictly for public policy and advocacy efforts for investment companies, the markets and investors.
PGIM Investments’ Law Department and the Chief Compliance Officer shall review the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Fund's compliance program under Rule 38a-1 under the 1940 Act.
A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by PGIM Investments Compliance.
There can be no assurance that the policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to the subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.
The Manager delegates to the Fund's subadviser(s) the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the subadviser or its affiliates. The Manager and the Board expect that the subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Fund's website at www.pgim.com/investments and on the SEC's website at www.sec.gov.
A summary of the proxy voting policies of the subadviser(s) is set forth in its respective Appendix to this SAI.
CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, subadviser(s) and Distributor have each adopted a Code of Ethics. The Codes of Ethics apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes of Ethics prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes of Ethics are on public file with, and are available from, the SEC.
APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
PGIM, INC.
The policy of each of PGIM’s asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.

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Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre‐determined set of voting guidelines. The specific voting approach of each unit is noted below.
Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
VOTING APPROACH OF PGIM ASSET MANAGEMENT UNITS
PGIM Fixed Income. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee. Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
PGIM Real Estate. PGIM Real Estate is a business unit of PGIM. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S)
Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Short-Term Ratings
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■ Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■ Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. B ratings indicate that material default risk is present.
CCC: Substantial Credit Risk. CCC ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. C indicates a default or default-like process has begun, or the issuer is in standstill.
International Short-Term Credit Ratings

Prudential Investment Portfolios 6 80

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Amended and Restated Declaration of Trust of the Registrant. Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).
(2) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).
(3) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on October 23, 2002 (File No. 2-91215).
(4) Amended Certificate of Designation. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 33 to Registration Statement on Form N-1A filed via EDGAR on November 1, 2004 (File No. 2-91215).
(5) Certificate of Amendment for name change dated February 1, 2010. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed via EDGAR on October 28, 2011 (File No. 2-91215).
(6) Amended Certificate of Designation. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A filed via EDGAR on October 26, 2018 File No. 2-91215).
(b) Amended and Restated By-Laws of the Registrant dated November 16, 2004. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).
(c)(1) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Income Series. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 30, 1997 (File No. 2-91215).
(2) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Series. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 30, 1997 (File No. 2-91215).
(3) Specimen receipt for shares of beneficial interest, $.01 par value, of California Money Market Series. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 30, 1997 (File No. 2-91215).
(d)(1)(i) Management Agreement between the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC).  Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 2003 (File No. 2-91215).
(ii) Amendment to Management Agreement between PGIM Investments LLC and PGIM, Inc. for PGIM California Muni Income Fund. Incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed via EDGAR on October 29, 2020 (File No. 2-91215

(iii) Revised Fee Schedule to Management Agreement between the Registrant and Prudential Investments LLC dated May 25, 2004. Incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 2008 (File No. 2-91215).
(iiii) Expense Cap. Filed herewith.
(2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.)  Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 2003 (File No. 2-91215).
(2)(i) Amendment to Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc. for PGIM California Muni Income Fund. Incorporated by reference to Exhibit (d)(2)(i) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed via EDGAR on October 29, 2020 (File No. 2-91215).
(e) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC dated September 16, 2010. Incorporated by reference to Prudential Jennison Small Company Fund, Inc. (now known as PGIM Jennison Small Company Fund, Inc.) Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-68723) filed via EDGAR on September 16, 2010.
(f) Not applicable.
(g)(1) Custodian Agreement between the Registrant and The Bank of New York (BNY). Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).
(2) Amendment dated June 30, 2009 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).
(3) Amendment dated December 2, 2019 to Custodian Agreement between Registrant and BNY. Incorporated by reference to Amendment No. 63 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 5 (File No. 811-09439), filed via EDGAR on December 13, 2019.
(4) Amendment dated September 16, 2021 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to Exhibit (g)(11) to Post-Effective Amendment No. 102 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 3, filed via EDGAR on September 27, 2021 (File No. 333-95849).
(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, LLC, dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(2) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).
(3) Amendment dated December 2, 2019 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to Amendment No. 63 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 5 (File No. 811-09439), filed via EDGAR on December 13, 2019.
(4) Amendment dated September 16, 2021 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 102 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 3, filed via EDGAR on September 27, 2021 (File No. 333-95849).

(i)(1) Opinion and Consent of Counsel. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 36 to Registration Statement on Form N-1A filed via EDGAR on October 31, 2007 (File No. 2-91215).
(2) Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 56 to Registration Statement on Form N-1A filed via EDGAR on October 26, 2017(File No. 2-91215).
(j)(1) Consent of independent registered public accounting firm. Filed herewith.
(j)(2) Consent of independent registered public accounting firm. Filed herewith.
(k) Not applicable.
(l) Not applicable.
(m)(1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.
(2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91215).
(3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.
(n) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A for Prudential Sector Funds, Inc., filed via EDGAR on January 29, 2021 (File No. 002-72097).
(o) Power of Attorney dated January 7, 2021.
(p)(1) Code of Ethics of Registrant. Filed as an exhibit to PGIM ETF Trust Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (file No. 333-222469), which was filed via EDGAR on October 29, 2020, and is incorporated herein by reference.
(p)(2) Investment Adviser Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, QMA LLC, and PGIM Fixed Income, dated January 2019. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 5, filed via EDGAR on December 13, 2019 (File No. 333-82621).
Item 29. Persons Controlled by or under Common Control with the Registrant.
None.
Item 30. Indemnification.
Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust (or the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person other than the Trust or applicable series thereof or its shareholders, in connection with Trust property or the property of any series thereof or the affairs of the Trust or any series thereof, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and shall reimburse such shareholder for all expenses reasonably related thereto.
As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to Article XI of the Fund’s By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust), shall be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant’s By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.
The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.
Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.
The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.
Item 31. Business and other Connections of the Investment Adviser.
PGIM Investments LLC (PGIM Investments)

See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.
The business and other connections of the officers of PGIM Investments are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).
PGIM, Inc. (PGIM)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of PGIM, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.
Item 32. Principal Underwriters.
(a) Prudential Investment Management Services LLC (PIMS)
(a) Prudential Investment Management Services LLC (PIMS) is distributor for PGIM ETF Trust, Prudential Government Money Market Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.
PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Adam Scaramella (1)	President	N/A
Monica Oswald (3)	Executive Vice President	N/A
Stuart S. Parker (2)	Executive Vice President	Board Member and President
Scott E. Benjamin (2)	Vice President	Board Member and Vice President
Francine Boucher (1)	Senior Vice President, Chief Legal Officer and Secretary	N/A
Peter J. Boland (2)	Senior Vice President and Chief Administrative Officer	N/A

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
John N. Christolini (3)	Senior Vice President and Co-Chief Compliance Officer	N/A
Robert Smit (2)	Senior Vice President, Comptroller and Chief Financial Officer	N/A
Hansjerg Schlenker (2)	Senior Vice President and Chief Operations Officer	N/A
Lenore J Paoli (3)	Senior Vice President and Chief Risk Officer	N/A
Peter Puzio (3)	Senior Vice President	N/A
Kevin Chaillet (1)	Treasurer	N/A
Jonathan Corbett (4)	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Principal Business Addresses:
(1)
213 Washington Street, Newark, NJ 07102
(2)
655 Broad Street, Newark, NJ 07102
(3)
280 Trumbull Street, Hartford, CT 06103
(4)
751 Broad Street, Newark NJ, 07102
(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Bank of New York Mellon, 1 Wall Street, NY NY 10011, PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, the Registrant, 655 Broad Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102.
Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at 655 Broad Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.
Item 34. Management Services.
Other than as set forth under the captions “How the Fund is Managed-Manager” and “How the Fund is Managed-Distributor” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of October, 2021.
Prudential Investment Portfolios 6
*
Stuart S. Parker, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
* Ellen S. Alberding	Trustee
* Kevin J. Bannon	Trustee
* Scott E. Benjamin	Trustee
* Linda W. Bynoe	Trustee
* Barry H. Evans	Trustee
* Keith F. Hartstein	Trustee
* Laurie Simon Hodrick	Trustee
* Stuart S. Parker	Trustee and President, Principal Executive Officer
* Brian K. Reid	Trustee
* Grace C. Torres	Trustee
* Christian J. Kelly	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	October 28, 2021

POWER OF ATTORNEY
for the PGIM Fund Complex
The undersigned, directors/ trustees and/or officers of each of the registered investment companies listed in Appendix A hereto, hereby authorize Andrew French, Claudia DiGiacomo, Diana Huffman, Melissa Gonzalez, Patrick McGuinness and Debra Rubano or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Ellen S. Alberding Ellen S. Alberding	/s/ Laurie Simon Hodrick Laurie Simon Hodrick
/s/ Kevin J. Bannon Kevin J. Bannon	/s/ Christian J. Kelly Christian J. Kelly
/s/ Scott E. Benjamin Scott E. Benjamin	/s/ Stuart S. Parker Stuart S. Parker
/s/ Linda W. Bynoe Linda W. Bynoe	/s/ Brian K. Reid Brian K. Reid
/s/ Barry H. Evans Barry H. Evans	/s/ Grace C. Torres Grace C. Torres
/s/ Keith F. Hartstein Keith F. Hartstein

Dated: January 7, 2021

APPENDIX A
Prudential Government Money Market Fund, Inc.
The Prudential Investment Portfolios, Inc.
Prudential Investment Portfolios 2
Prudential Investment Portfolios 3
Prudential Investment Portfolios Inc. 14
Prudential Investment Portfolios 4
Prudential Investment Portfolios 5
Prudential Investment Portfolios 6
Prudential National Muni Fund, Inc.
Prudential Jennison Blend Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Investment Portfolios 7
Prudential Investment Portfolios 8
Prudential Jennison Small Company Fund, Inc.
Prudential Investment Portfolios 9
Prudential World Fund, Inc.
Prudential Investment Portfolios, Inc. 10
Prudential Jennison Natural Resources Fund, Inc.
Prudential Global Total Return Fund, Inc.
Prudential Investment Portfolios 12
Prudential Investment Portfolios, Inc. 15
Prudential Investment Portfolios 16
Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 18
Prudential Sector Funds, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
The Target Portfolio Trust
The Prudential Variable Contract Account-2
The Prudential Variable Contract Account-10
PGIM ETF Trust
PGIM Global High Yield Fund, Inc.
PGIM High Yield Bond Fund, Inc.
PGIM Short Duration High Yield Opportunities Fund

Prudential Investment Portfolios 6
Exhibit Index
Item 28 Exhibit No.	Description
(d)(1)(iiii)	Expense Cap.
(j)(1)	Consent of independent registered public accounting firm.
(j)(2)	Consent of independent registered public accounting firm.